______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) July 1, 1996


          CWMBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1996, providing for the issuance of the CWMBS, INC., Residential Asset Securitization Trust 1996-A5,
Mortgage Pass-Through Certificates, Series
          1996-I).


                              CWMBS, INC.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                  33-84910           95-4449516
- ----------------------------     ------------    ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)




155 North Lake Avenue
Pasadena, California                                      91101
- ---------------------                                  ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (818) 304-5591
                                                     ----- --------

_____________________________________________________________________
Item 5.   Other Events.
- ----      ------------

     On July 1, 1996, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 1, 1996 (the "Pooling and
Servicing Agreement"), by and among the Company, as depositor, Independent National Mortgage Corporation ("INMC"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1996-I (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

     In addition to the Pooling and Servicing Agreement being filed herewith, the Company is filing the Financial Guaranty Insurance Policy issued by Financial Security Assurance Inc. on July 26, 1996 (the "FSA Policy") in connection with the Certificates, Class A-8. The FSA Policy is annexed hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial
- ----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. Pooling and Servicing Agreement, dated as of July 1, 1996, by and among the Company, INMC and the Trustee.

     99.2. Financial Guaranty Insurance Policy issued on July 26, 1996 by Financial Security Assurance Inc.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CWMBS, INC.



                           By:  /s/ David A. Spector
                               -------------------------
                               David A. Spector
                               Vice President



Dated:  August 9, 1996


                                Exhibit Index
                               -------------



Exhibit                                                                  Page
- -------                                                                ----

99.1.     Pooling and Servicing Agreement,
          dated as of July 1, 1996, by
          and among, the Company, INMC
          and the Trustee                                                   6

99.2.     Financial Guaranty Insurance Policy
          issued on July 26, 1996 by
          Financial Security Assurance Inc.                               208


                                 EXHIBIT 99.1
                                 ------------



                                                               EXECUTION COPY












                                 CWMBS, INC.,

                                  Depositor


                  INDEPENDENT NATIONAL MORTGAGE CORPORATION,

                          Seller and Master Servicer


                                     and


                            THE BANK OF NEW YORK,

                                   Trustee


                    ______________________________________


                       POOLING AND SERVICING AGREEMENT

                           Dated as of July 1, 1996

                    ______________________________________


                RESIDENTIAL ASSET SECURITIZATION TRUST 1996-A5

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-I

                              TABLE OF CONTENTS
                             -----------------

                                                                         Page
                                                                       ----

                                  ARTICLE I

                                 DEFINITIONS

Accretion Directed Certificates . . . . . . . . . . . . . . . . . . . . . I-1
Accrual Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
Accrual Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
Accrual Termination Date  . . . . . . . . . . . . . . . . . . . . . . . . I-1
Adjusted Mortgage Rate  . . . . . . . . . . . . . . . . . . . . . . . . . I-1
Adjusted Net Mortgage Rate  . . . . . . . . . . . . . . . . . . . . . . . I-1
Advance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
Aggregate FSA Premium . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
Allocable Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-2
Amount Available for Senior Principal . . . . . . . . . . . . . . . . . . I-2
Amount Held for Future Distribution . . . . . . . . . . . . . . . . . . . I-2
Applicable Credit Support Percentage  . . . . . . . . . . . . . . . . . . I-2
Appraised Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-2
Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-3
Bankruptcy Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-3
Bankruptcy Coverage Termination Date  . . . . . . . . . . . . . . . . . . I-3
Bankruptcy Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-3
Bankruptcy Loss Coverage Amount . . . . . . . . . . . . . . . . . . . . . I-3
Blanket Mortgage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-3
Book-Entry Certificates . . . . . . . . . . . . . . . . . . . . . . . . . I-3
Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
Certificate Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
Certificate Owner . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
Certificate Register  . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
Certificateholder or Holder . . . . . . . . . . . . . . . . . . . . . . . I-4
Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-5
Class A-9 Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . I-5
Class A-9 Prepayment Percentage . . . . . . . . . . . . . . . . . . . . . I-5
Class A-9 Principal Distribution Amount . . . . . . . . . . . . . . . . . I-5
Class A-9 Trigger Date  . . . . . . . . . . . . . . . . . . . . . . . . . I-5
Class Certificate Balance . . . . . . . . . . . . . . . . . . . . . . . . I-6
Class Interest Shortfall  . . . . . . . . . . . . . . . . . . . . . . . . I-6
Class Optimal Interest Distribution Amount  . . . . . . . . . . . . . . . I-6
Class PO Deferred Amount  . . . . . . . . . . . . . . . . . . . . . . . . I-7
Class Subordination Percentage  . . . . . . . . . . . . . . . . . . . . . I-7
Class Unpaid Interest Amounts . . . . . . . . . . . . . . . . . . . . . . I-7
Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
COFI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
COFI Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Collection Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Combined Prepayment Percentage  . . . . . . . . . . . . . . . . . . . . . I-7
Component . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Component Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Component Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Cooperative Corporation . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Cooperative Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Cooperative Property  . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Cooperative Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Cooperative Unit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Corporate Trust Office  . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Cut-off Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Cut-off Date Pool Principal Balance . . . . . . . . . . . . . . . . . . . I-8
Cut-off Date Principal Balance  . . . . . . . . . . . . . . . . . . . . . I-8
Debt Service Reduction  . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Debt Service Reduction Mortgage Loan  . . . . . . . . . . . . . . . . . . I-8
Defective Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Deficient Valuation . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Definitive Certificates . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Delay Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Deleted Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Denomination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Depositor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Depository  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Depository Participant  . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Determination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Discount Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . . . .  I-10
Distribution Account  . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
Distribution Account Deposit Date . . . . . . . . . . . . . . . . . . .  I-10
Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
Due Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
Duff & Phelps . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
Eligible Account  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
ERISA-Restricted Certificate  . . . . . . . . . . . . . . . . . . . . .  I-11
Escrow Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
Excess Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
Excess Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
Expense Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
Expense Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
FDIC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
FHLMC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
FIRREA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
Fitch . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
FNMA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
Fraud Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
Fraud Losses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
Fraud Loss Coverage Amount  . . . . . . . . . . . . . . . . . . . . . .  I-12
Fraud Loss Coverage Termination Date  . . . . . . . . . . . . . . . . .  I-13
Guaranteed Distributions  . . . . . . . . . . . . . . . . . . . . . . .  I-17
Indirect Participant  . . . . . . . . . . . . . . . . . . . . . . . . .  I-13
Initial Bankruptcy Loss Coverage Amount . . . . . . . . . . . . . . . .  I-13
Initial Component Balance . . . . . . . . . . . . . . . . . . . . . . .  I-13
Initial LIBOR Rate  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-13
Insurance Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-13
Insurance Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-14
Insured Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-14
Insurer Default . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Interest Accrual Period . . . . . . . . . . . . . . . . . . . . . . . .  I-14
Interest Determination Date . . . . . . . . . . . . . . . . . . . . . .  I-14
Last Scheduled Distribution Date  . . . . . . . . . . . . . . . . . . .  I-14
Latest Possible Maturity Date . . . . . . . . . . . . . . . . . . . . .  I-14
LIBOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-14
LIBOR Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-14
Liquidated Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . . .  I-14
Liquidation Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Loan-to-Value Ratio . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Maintenance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Majority in Interest  . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Master Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Master Servicer Advance Date  . . . . . . . . . . . . . . . . . . . . .  I-15
Master Servicing Fee  . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Master Servicing Fee Rate . . . . . . . . . . . . . . . . . . . . . . .  I-15
Monthly Statement . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Moody's . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Mortgage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Mortgage File . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Mortgage Loan Schedule  . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Mortgage Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-17
Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-17
Mortgaged Property  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-17
Mortgagor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-17
Net Prepayment Interest Shortfalls  . . . . . . . . . . . . . . . . . .  I-17
Non-Delay Certificates  . . . . . . . . . . . . . . . . . . . . . . . .  I-17
Non-Discount Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . .  I-21
Non-PO Formula Principal Amount . . . . . . . . . . . . . . . . . . . .  I-21
Non-PO Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-22
Nonrecoverable Advance  . . . . . . . . . . . . . . . . . . . . . . . .  I-18
Notice of Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-18
Notice of Final Distribution  . . . . . . . . . . . . . . . . . . . . .  I-18
Notional Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-18
Notional Amount Certificates  . . . . . . . . . . . . . . . . . . . . .  I-19
Offered Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .  I-19
Officer's Certificate . . . . . . . . . . . . . . . . . . . . . . . . .  I-19
Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-19
Optional Termination  . . . . . . . . . . . . . . . . . . . . . . . . .  I-19
Original Applicable Credit Support Percentage . . . . . . . . . . . . .  I-19
Original Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . . . .  I-19
Original Subordinated Principal Balance . . . . . . . . . . . . . . . .  I-19
OTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-19
Outside Reference Date  . . . . . . . . . . . . . . . . . . . . . . . .  I-20
Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-20
Outstanding Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . .  I-20
Ownership Interest  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-20
Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-20
Percentage Interest . . . . . . . . . . . . . . . . . . . . . . . . . .  I-20
Permitted Investments . . . . . . . . . . . . . . . . . . . . . . . . .  I-20
Permitted Transferee  . . . . . . . . . . . . . . . . . . . . . . . . .  I-22
Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-23
Physical Certificates . . . . . . . . . . . . . . . . . . . . . . . . .  I-23
Planned Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-23
Planned Principal Classes . . . . . . . . . . . . . . . . . . . . . . .  I-23
PO Formula Principal Amount . . . . . . . . . . . . . . . . . . . . . .  I-27
PO Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
Policy Payments Account . . . . . . . . . . . . . . . . . . . . . . . .  I-27
Pool Stated Principal Balance . . . . . . . . . . . . . . . . . . . . .  I-24
Prepayment Interest Shortfall . . . . . . . . . . . . . . . . . . . . .  I-24
Prepayment Period . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-24
Primary Insurance Policy  . . . . . . . . . . . . . . . . . . . . . . .  I-24
Principal Only Certificates . . . . . . . . . . . . . . . . . . . . . .  I-24
Principal Prepayment  . . . . . . . . . . . . . . . . . . . . . . . . .  I-24
Principal Prepayment in Full  . . . . . . . . . . . . . . . . . . . . .  I-24
Private Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .  I-24
Pro Rata Share  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-24
Proprietary Lease . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-24
Prospectus Supplement . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
PUD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
Qualified Insurer . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
Rating Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
Recognition Agreement . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
Reference Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
Refinancing Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . .  I-26
Regular Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
Relief Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
Relief Act Reductions . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
REMIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
REMIC Change of Law . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
REMIC Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
REO Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
Request for Release . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
Required Coupon . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
Required Insurance Policy . . . . . . . . . . . . . . . . . . . . . . .  I-27
Residual Certificates . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
Responsible Officer . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
Restricted Classes  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
SAIF  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
S&P . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
Scheduled Balances  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
Scheduled Classes . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
Scheduled Payment . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
Securities Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
Security Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
Seller  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
Seller/Servicer Guide . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
Senior Certificates . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
Senior Credit Support Depletion Date  . . . . . . . . . . . . . . . . .  I-28
Senior Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-29
Senior Prepayment Percentage  . . . . . . . . . . . . . . . . . . . . .  I-29
Senior Principal Distribution Amount  . . . . . . . . . . . . . . . . .  I-29
Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-30
Servicer Advance  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-30
Servicing Account . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-30
Servicing Advances  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-30
Servicing Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .  I-30
Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-30
Servicing Fee Rate  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-30
Servicing Officer . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-30
Special Hazard Coverage Termination Date  . . . . . . . . . . . . . . .  I-31
Special Hazard Loss . . . . . . . . . . . . . . . . . . . . . . . . . .  I-31
Special Hazard Loss Coverage Amount . . . . . . . . . . . . . . . . . .  I-32
Special Hazard Mortgage Loan  . . . . . . . . . . . . . . . . . . . . .  I-32
Startup Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-32
Stated Principal Balance  . . . . . . . . . . . . . . . . . . . . . . .  I-32
Subordinated Certificates . . . . . . . . . . . . . . . . . . . . . . .  I-32
Subordinated Percentage . . . . . . . . . . . . . . . . . . . . . . . .  I-32
Subordinated Prepayment Percentage  . . . . . . . . . . . . . . . . . .  I-32
Subordinated Principal Distribution Amount  . . . . . . . . . . . . . .  I-32
Subservicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-33
Substitute Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . . .  I-33
Substitution Adjustment Amount  . . . . . . . . . . . . . . . . . . . .  I-33
Targeted Balance  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-33
Targeted Principal Classes  . . . . . . . . . . . . . . . . . . . . . .  I-34
Tax Matters Person  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-34
Tax Matters Person Certificate  . . . . . . . . . . . . . . . . . . . .  I-34
Transfer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-34
Trigger Event . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-34
Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-34
Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-34
Trustee Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-34
Trustee Fee Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-34
Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-34
Withdrawal Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-34

                                  ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

SECTION 2.01.  Conveyance of Mortgage Loans . . . . . . . . . . . . . .  II-1
SECTION 2.02.  Acceptance by the Trustee of the Mortgage Loans  . . . .  II-4
SECTION 2.03.  Representations, Warranties and Covenants of the
Seller and the Master Servicer. . . . . . . . . . . . . . . . . . . . .  II-6
SECTION 2.04.  Representations and Warranties of the Depositor as to
the Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . . .  II-9
SECTION 2.05.  Delivery of Opinion of Counsel in Connection with
Substitutions and Repurchases.  . . . . . . . . . . . . . . . . . . . .  II-9
SECTION 2.06.  Execution and Delivery of Certificates . . . . . . . . . II-10
SECTION 2.07.  REMIC Matters  . . . . . . . . . . . . . . . . . . . . . II-10
SECTION 2.08.  Covenants of the Master Servicer . . . . . . . . . . . . II-10


                                 ARTICLE III

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

SECTION 3.01.  Master Servicer to Service Mortgage Loans  . . . . . . . III-1
SECTION 3.02.  Subservicing; Enforcement of the Obligations of
               Servicers . . . .. . . . . . . . . . . . . . . . . . . . III-2
SECTION 3.03.  Successor Servicers  . . . . . . . . . . . . . . . . . . III-3
SECTION 3.04.  Liability of the Master Servicer . . . . . . . . . . . . III-3
SECTION 3.05.  No Contractual Relationship Between Servicers and the
               Trustee .. . . . . . . . . . . . . . . . . . . . . . . . III-4
SECTION 3.06.  Rights of the Depositor and the Trustee in Respect of
               the Master Servicer  . . . . . . . . . . . . . . . . . . III-4
SECTION 3.07.  Trustee to Act as Master Servicer  . . . . . . . . . . . III-4
SECTION 3.08.  Collection of Mortgage Loan Payments; Servicing
               Accounts; Collection Account; Certificate Account;
               Distribution Account . . . . . . . . . . . . . . . . . . III-5
SECTION 3.09.  Collection of Taxes, Assessments and Similar Items;
               Escrow Accounts . . . . . . . . . . . . . . . . . . . .  III-10
SECTION 3.10.  Access to Certain Documentation and Information
               Regarding the Mortgage Loans  . . . . . . . . . . . . .  III-10
SECTION 3.11.  Permitted Withdrawals from the Certificate Account and the Distribution Account. . . . . . . . . . . . . . . .  III-11
SECTION 3.12.  Maintenance of Hazard Insurance; Maintenance of
               Primary Insurance Policies   . . . . . . . . . . . . .  III-13
SECTION 3.13.  Enforcement of Due-On-Sale Clauses; Assumption
               Agreements   . . . . . . . . . . . . . . . . . . . . .  III-15
SECTION 3.14.  Realization Upon Defaulted Mortgage Loans; Repurchase
               of Certain Mortgage Loans .  . . . . . . . . . . . . .  III-17
SECTION 3.15.  Trustee to Cooperate; Release of Mortgage Files  . . .  III-20
SECTION 3.16.  Documents, Records and Funds in Possession of the
               Master Servicer to be Held for the Trustee   . . . . .  III-21
SECTION 3.17.  Servicing Compensation . . . . . . . . . . . . . . . .  III-22
SECTION 3.18.  Access to Certain Documentation  . . . . . . . . . . .  III-23
SECTION 3.19.  Annual Statement as to Compliance  . . . . . . . . . .  III-23
SECTION 3.20.  Annual Independent Public Accountants' Servicing
               Statement; Financial Statements .  . . . . . . . . . .  III-23
SECTION 3.21.  Errors and Omissions Insurance; Fidelity Bonds . . . .  III-24


                                  ARTICLE IV

              DISTRIBUTIONS AND ADVANCES BY THE MASTER SERVICER

SECTION 4.01.  Advances . . . . . . . . . . . . . . . . . . . . . . . .  IV-1
SECTION 4.02.  Priorities of Distribution . . . . . . . . . . . . . . .  IV-1
SECTION 4.03.  (Reserved) . . . . . . . . . . . . . . . . . . . . . . .  IV-6
SECTION 4.04.  Policy Matters . . . . . . . . . . . . . . . . . . . . . IV-11
SECTION 4.05.  Allocation of Realized Losses  . . . . . . . . . . . . . IV-15
SECTION 4.06.  Monthly Statements to Certificateholders . . . . . . . . IV-17
SECTION 4.07.  Determination of Pass-Through Rates for COFI
               Certificates  .  . . . . . . . . . . . . . . . . . . . . IV-19
SECTION 4.08.  Determination of Pass-Through Rates for LIBOR
               Certificates   . . . . . . . . . . . . . . . . . . . . . IV-21


                                  ARTICLE V

                               THE CERTIFICATES

SECTION 5.01.  The Certificates . . . . . . . . . . . . . . . . . . . . . V-1
SECTION 5.02.  Certificate Register; Registration of Transfer and
               Exchange of Certificates   . . . . . . . . . . . . . . . . V-2
SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates  . . . . V-7
SECTION 5.04.  Persons Deemed Owners  . . . . . . . . . . . . . . . . . . V-8
SECTION 5.05.  Access to List of Certificateholders' Names and
               Addresses .. . . . . . . . . . . . . . . . . . . . . . . . V-8
SECTION 5.06.  Maintenance of Office or Agency  . . . . . . . . . . . . . V-8


                                  ARTICLE VI

                    THE DEPOSITOR AND THE MASTER SERVICER


SECTION 6.01.  Respective Liabilities of the Depositor and the Master
               Servicer  . . . . . . . . . . . . . . . . . . . . . . .  VI-1
SECTION 6.02.  Merger or Consolidation of the Depositor or the Master
               Servicer  . . . . . . . . . . . . . . . . . . . . . . .  VI-1
SECTION 6.03.  Limitation on Liability of the Depositor, the Seller,
               the Master Servicer and Others  . . . . . . . . . . . .  VI-1
SECTION 6.04.  Limitation on Resignation of the Master Servicer . . .   VI-2



                                 ARTICLE VII

                                   DEFAULT

SECTION 7.01.  Events of Default  . . . . . . . . . . . . . . . . . . . VII-1
SECTION 7.02.  Trustee to Act; Appointment of Successor . . . . . . . . VII-3
SECTION 7.03.  Notification to Certificateholders . . . . . . . . . . . VII-4


                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

SECTION 8.01.  Duties of the Trustee  . . . . . . . . . . . . . . . .  VIII-1
SECTION 8.02.  Certain Matters Affecting the Trustee  . . . . . . . .  VIII-2
SECTION 8.03.  Trustee Not Liable for Certificates or Mortgage Loans   VIII-3
SECTION 8.04.  Trustee May Own Certificates . . . . . . . . . . . . .  VIII-3
SECTION 8.05.  Trustee's Fees and Expenses  . . . . . . . . . . . . .  VIII-4
SECTION 8.06.  Eligibility Requirements for the Trustee . . . . . . .  VIII-4
SECTION 8.07.  Resignation and Removal of the Trustee . . . . . . . .  VIII-5
SECTION 8.08.  Successor Trustee  . . . . . . . . . . . . . . . . . .  VIII-6
SECTION 8.09.  Merger or Consolidation of the Trustee . . . . . . . .  VIII-6
SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee  . . . .  VIII-7
SECTION 8.11.  Tax Matters  . . . . . . . . . . . . . . . . . . . . .  VIII-8
SECTION 8.12.  Periodic Filings.  . . . . . . . . . . . . . . . . . . VIII-11


                                  ARTICLE IX

                                 TERMINATION

SECTION 9.01.  Termination upon Liquidation or Purchase of all
               Mortgage Loans  . .  . . . . . . . . . . . . . . . . . .  IX-1
SECTION 9.02.  Final Distribution on the Certificates . . . . . . . . .  IX-1
SECTION 9.03.  Additional Termination Requirements  . . . . . . . . . .  IX-3



                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS

SECTION 10.01. Amendment  . . . . . . . . . . . . . . . . . . . . . . . . X-1
SECTION 10.02. Recordation of Agreement; Counterparts . . . . . . . . . . X-2
SECTION 10.03. Governing Law  . . . . . . . . . . . . . . . . . . . . . . X-3
SECTION 10.04. Intention of Parties . . . . . . . . . . . . . . . . . . . X-3
SECTION 10.05. Notices  . . . . . . . . . . . . . . . . . . . . . . . . . X-4
SECTION 10.06. Severability of Provisions . . . . . . . . . . . . . . . . X-5
SECTION 10.07. Assignment . . . . . . . . . . . . . . . . . . . . . . . . X-5
SECTION 10.08. Limitation on Rights of Certificateholders . . . . . . . . X-5
SECTION 10.09. Inspection and Audit Rights  . . . . . . . . . . . . . . . X-6
SECTION 10.10. Certificates Nonassessable and Fully Paid  . . . . . . . . X-6


                                  SCHEDULES
                                 ---------

Schedule I:    Mortgage Loan Schedule . . . . . . . . . . . . . . . .   S-I-1
Schedule II:   Representations and Warranties of the
               Seller/Master Servicer . . . . . . . . . . . . . . . .  S-II-1
Schedule III:  Representations and Warranties as to
               the Mortgage Loans . . . . . . . . . . . . . . . . . . S-III-1


                                   EXHIBITS


                                  --------

Exhibit A:     Form of Senior Certificate . . . . . . . . . . . . . . . . A-1
Exhibit B:     Form of Subordinated Certificate . . . . . . . . . . . . . B-1
Exhibit C:     Form of Residual Certificate . . . . . . . . . . . . . . . C-1
Exhibit D:     Form of Notional Amount Certificate  . . . . . . . . . . . D-1
Exhibit E:     Form of Reverse of Certificates  . . . . . . . . . . . . . E-1
Exhibit F:     (Reserved) . . . . . . . . . . . . . . . . . . . . . . . . F-1
Exhibit G:     Form of Initial Certification of Trustee . . . . . . . . . G-1
Exhibit H:     Form of Final Certification of Trustee . . . . . . . . . . H-1
Exhibit I:     Form of Transfer Affidavit . . . . . . . . . . . . . . . . I-1
Exhibit J:     Form of Transferor Certificate . . . . . . . . . . . . . . J-1
Exhibit K:     Form of Investment Letter (Non-Rule 144A)  . . . . . . . . K-1
Exhibit L:     Form of Rule 144A Letter . . . . . . . . . . . . . . . . . L-1
Exhibit M:     Form of Request for Release (for Trustee)  . . . . . . . . M-1
Exhibit N:     Form of Request for Release (Mortgage Loan
               Paid in Full, Repurchased and Released)  . . . . . . . . . N-1
Exhibit O:     Form of Financial Guaranty Insurance Policy  . . . . . . . O-1

          THIS POOLING AND SERVICING AGREEMENT, dated as of July 1, 1996, among CWMBS, INC., a Delaware corporation, as depositor (the "Depositor"), INDEPENDENT NATIONAL MORTGAGE CORPORATION ("INMC"), a Delaware corporation, as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "Master Servicer"), and THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York, as trustee (the "Trustee"),

                               WITNESSETH THAT

          In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                            PRELIMINARY STATEMENT

          The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund for federal income tax purposes will consist of a single REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust Fund. The Regular Certificates will represent the "regular interests" in the Trust Fund and the Residual Certificates will represent the single "residual interest" in the Trust Fund. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date.

          The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount):


                                                                                   Integral Multiples
                      Class Certificate                              Minimum           in Excess
                           Balance          Pass-Through Rate     Denomination         of Minimum
 Class A-1                  $ 6,275,000.00            7.75%             $25,000             $1,000
 Class A-2                  $18,750,000.00            7.75%             $25,000             $1,000
 Class A-3                  $33,100,000.00            7.75%             $25,000             $1,000
 Class A-4                  $20,000,000.00            7.75%             $25,000             $1,000
 Class A-5                  $12,873,222.00            7.75%             $25,000             $1,000
 Class A-6                  $21,900,000.00            7.75%             $25,000             $1,000
 Class A-7                  $18,800,000.00            7.75%              $1,000             $1,000
 Class A-8                  $32,500,000.00            7.69%             $25,000             $1,000
 Class A-9                  $18,244,258.00            7.75%             $25,000             $1,000
 Class PO                   $   115,551.00           (1)                $25,000             $1,000
 Class X                             (2)             (3)                $25,000(4)          $1,000(4)
 Class A-R                  $       100.00            7.75%                $100                  N/A
 Class B-1                  $ 8,526,067.00            7.75%             $25,000             $1,000
 Class B-2                  $ 4,012,267.00            7.75%             $25,000             $1,000
 Class B-3                  $ 2,507,666.00            7.75%             $25,000             $1,000
 Class B-4                  $ 1,504,600.00            7.75%            $100,000             $1,000
 Class B-5                  $   401,226.00            7.75%            $100,000             $1,000
 Class B-6                  $ 1,103,378.79            7.75%            $100,000             $1,000



- ----------------------------

(1) The Class PO Certificates will be Principal Only Certificates and will not bear interest.
(2) The Class X Certificates will be Notional Amount Certificates, will have no principal balance and will bear interest on their Notional Amount (initially $197,705,557).
(3)  The Pass-Through Rate for the Class X Certificates for any
     Distribution Date will be equal to the excess of (a) the weighted average of the Adjusted Net Mortgage Rates of the Non-Discount Mortgage Loans over
(b) 7.75% per annum. The Pass-Through Rate for the Class X Certificates for the first Distribution Date is 1.111% per annum.
(4)  The minimum denomination is based on the Notional Amount.

          Set forth below are designations of Classes of Certificates to the categories used herein:

Accretion Directed
  Certificates . . . . . . . .       None.

Accrual Certificates . . . . .       None.

Book-Entry Certificates  . . .       All Classes of Certificates other
                                     than the Physical Certificates.

COFI Certificates. . . . . . .       None.

Component Certificates . . . .       None.

Components . . . . . . . . . .       For purposes of calculating
                                     distributions of principal, the
                                     Component Certificates, if any,
                                     will be comprised of multiple
                                     payment components having the
                                     designations, Initial Component
                                     Balances and Pass-Through Rates
                                     set forth below:

                                                  Initial
                                                Component
                                   Designation    Balance   Pass-Through Rate
                                   -----------    -------   -----------------

                                     N/A            N/A           N/A


Delay Certificates . . . . . .       All interest-bearing Classes of
                                     Certificates other than the Non-
                                     Delay Certificates, if any.

ERISA-Restricted
  Certificates . . . . . . . .       Class PO Certificates, Class X
                                     Certificates, Residual
                                     Certificates and Subordinated
                                     Certificates.

Floating Rate Certificates   .       None.

Inverse Floating Rate
  Certificates . . . . . . . .       None.

LIBOR Certificates . . . . . .       None.

Non-Delay Certificates . . . .       None.

Notional Amount Certificates         Class X Certificates.

Offered Certificates . . . . .       All Classes of Certificates other
                                     than the Private Certificates.

Physical Certificates. . . . .       Class A-R Certificates and
                                     Private Certificates.

Planned Principal Classes. . .       None.

Primary Planned Principal
  Classes. . . . . . . . . . .       None.

Principal Only Certificates. .       Class PO Certificates.

Private Certificates . . . . .       Class B-4, Class  B-5 and Class B-
                                     6 Certificates.

Rating Agencies. . . . . . . .       S&P and Fitch.

Regular Certificates . . . . .       All Classes of Certificates other
                                     than the Class A-R Certificates.

Residual Certificates. . . . .       Class A-R Certificates.

Scheduled Principal Classes. .       None.

Secondary Planned
  Principal Classes  . . . . .       None.

Senior Certificates  . . . . .       Class A-1, Class A-2, Class A-3,
                                     Class A-4, Class A-5, Class A-6,
                                     Class A-7, Class A-8, Class A-9,
                                     Class PO, Class X and Class A-R
                                     Certificates.

Subordinated Certificates. . .       Class B-1, Class B-2, Class B-3,
                                     Class B-4, Class B-5 and Class B
                                     -6 Certificates.

Targeted Principal Classes . .       None.

          With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions herein relating solely to such designations shall be of no force or effect, and any calculations herein incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

                                  ARTICLE I

                                 DEFINITIONS

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Accretion Directed Certificates:  As specified in the Preliminary
          -------------------------------
Statement.

          Accrual Amount:  With respect to any Class of Accrual Certificates
          --------------
and any Distribution Date prior to the Accrual Termination Date, the amount allocable to interest on each such Class of Accrual Certificates with respect to such Distribution Date pursuant to Section 4.02(a)(iii).

          Accrual Certificates:  As specified in the Preliminary Statement.
          --------------------


          Accrual Termination Date:  Not applicable.
          ------------------------

          Adjusted Mortgage Rate:  As to each Mortgage Loan and at any time,
          ----------------------
the per annum rate equal to the Mortgage Rate less the sum of the Master Servicing Fee Rate and the related Servicing Fee Rate.

          Adjusted Net Mortgage Rate:  As to each Mortgage Loan, and at any
          --------------------------
time, the per annum rate equal to the Mortgage Rate less the related Expense Rate. For purposes of determining whether any Substitute Mortgage Loan is a Discount Mortgage Loan or a Non-Discount Mortgage Loan and for purposes of calculating the applicable PO Percentage and applicable Non-PO Percentage and the Master Servicing Fee, each Substitute Mortgage Loan shall be deemed to have an Adjusted Net Mortgage Rate equal to the Adjusted Net Mortgage Rate of the Deleted Mortgage Loan for which it is substituted.

          Advance:  The payment required to be made by the Master Servicer
          -------
with respect to any Distribution Date pursuant to Section 4.01, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the Master Servicing Fee and the applicable Servicing Fee and net of any net income in the case of any REO Property) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the
                                                            ----
aggregate amount of any such delinquent payments that the Master Servicer has determined would constitute a Nonrecoverable Advance if advanced.

          Aggregate FSA Premium:  On any Distribution Date, the sum of (a)
          ---------------------
the FSA Premium for such Distribution Date and (b) the amount of any FSA Premium which was not distributed to Financial Security on any prior Distribution Date.

          Agreement:  This Pooling and Servicing Agreement and all amendments
          ---------
or supplements hereto.

          Allocable Share:  As to any Distribution Date and any Mortgage Loan
          ---------------
(i) with respect to the Class X Certificates, (a) the ratio that (x) the excess, if any, of the Adjusted Net Mortgage Rate with respect to such Mortgage Loan over the Required Coupon bears to (y) such Adjusted Net Mortgage Rate or (b) if the Adjusted Net Mortgage Rate with respect to such Mortgage Loan does not exceed the Required Coupon, zero, (ii) with respect to the Class PO Certificates, zero and (iii) with respect to each other Class of Certificates, the product of (a) the lesser of (I) the ratio that the Required Coupon bears to such Adjusted Net Mortgage Rate and (II) one, multiplied by (b) the ratio that the amount calculated with respect to such Distribution Date for such Class pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(d)) bears to the amount calculated with respect to such Distribution Date for each Class of Certificates pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(d)).

          Amount Available for Senior Principal:  As to any Distribution
          -------------------------------------
Date, Available Funds for such Distribution Date reduced by the aggregate amount distributable (or allocable to the Accrual Amount, if applicable) on such Distribution Date in respect of the Aggregate FSA Premium pursuant to Section 4.02(a)(i) and in respect of interest on the Senior Certificates pursuant to Section 4.02(a)(ii).

          Amount Held for Future Distribution:  As to any Distribution Date,
          -----------------------------------
the aggregate amount held in the Certificate Account at the close of business on the related Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received in the month of such Distribution Date and (ii) all Scheduled Payments due after the related
Due Date.

          Applicable Credit Support Percentage:  As defined in Section
          ------------------------------------
4.02(e).

          Appraised Value:  With respect to any Mortgage Loan, the Appraised
          ---------------
Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage
Loan; (ii) with respect to a Refinancing Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan.

          Available Funds:  As to any Distribution Date, the sum of (a) the
          ----------------
aggregate amount held in the Certificate Account at the close of business on the related Determination Date net of the Amount Held for Future Distribution and net of amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) - (viii), inclusive, of
Section 3.11(a) and amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i) - (iii), inclusive, of
Section 3.11(b), (b) the amount of the related Advance, (c) in connection with Defective Mortgage Loans, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date and (d) any amount deposited on the related Distribution Account Deposit Date pursuant to Section 3.12.

          Bankruptcy Code:  The United States Bankruptcy Reform Act of 1978,
          ---------------
as amended.

          Bankruptcy Coverage Termination Date:  The point in time at which
          ------------------------------------
the Bankruptcy Loss Coverage Amount is reduced to zero.

          Bankruptcy Loss:  With respect to any Mortgage Loan, a Deficient
          ---------------
Valuation or Debt Service Reduction; provided, however, that a Bankruptcy
                                     --------  -------
Loss shall not be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer, in either case without giving effect to any Debt Service Reduction or Deficient Valuation.

          Bankruptcy Loss Coverage Amount:  As of any Determination Date, the
          -------------------------------
Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy
Coverage Amount as reduced by (i) the aggregate amount of Bankruptcy
Losses allocated to the Certificates since the Cut-off Date and (ii) any permissible reductions in the Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trustee to the effect that any such reduction will not result in a downgrading of the then current ratings assigned to the Classes of Certificates rated by it, without regard to the Policy.

          Blanket Mortgage:  The mortgage or mortgages encumbering the
          ----------------
Cooperative Property.

          Book-Entry Certificates:  As specified in the Preliminary
          -----------------------
Statement.


          Business Day:  Any day other than (i) a Saturday or a Sunday, or
          ------------
(ii) a day on which banking institutions in the City of New York, New York, or the State of California or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

          Certificate:  Any one of the Certificates executed by the Trustee
          -----------
in substantially the forms attached hereto as exhibits.

          Certificate Account:  The separate Eligible Account or Accounts
          -------------------
created and maintained by the Master Servicer pursuant to Section 3.08(e) with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of Certificateholders and designated "Independent National Mortgage Corporation in trust for the registered holders of CWMBS, Inc. Mortgage Pass-Through Certificates Series 1996-I".

          Certificate Balance:  With respect to any Certificate at any date,
          -------------------
the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof
(A) minus the sum of (i) all distributions of principal previously made with respect thereto and (ii) all Realized Losses allocated thereto and, in the case of any Subordinated Certificates, all other reductions in Certificate Balance previously allocated thereto pursuant to Section 4.05 and (B) in the case of any Class of Accrual Certificates, increased by the Accrual Amount added to the Class Certificate Balance of such Class prior to such date.

          Certificate Owner:  With respect to a Book-Entry Certificate, the
          -----------------
Person who is the beneficial owner of such Book-Entry Certificate.

          Certificate Register:  The register maintained pursuant to Section
          --------------------
5.02.

          Certificateholder or Holder:  The person in whose name a
          -----------------    ------
Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person
(including the                  -------  --------
Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

          Class:  All Certificates bearing the same class designation as set
          -----
forth in the Preliminary Statement.

          Class A-8 Net Interest Shortfall:  As to any Distribution Date, the
          --------------------------------
amount of the reduction of the Class Optimal Interest Distribution Amount for the Class A-8 Certificates for such Distribution Date pursuant to
Section 4.02(d), other than any Relief Act Reduction or Net Prepayment Interest Shortfall.

          Class A-9 Percentage:  As to any Distribution Date, the percentage
          --------------------
equivalent of a fraction the numerator of which is the Class Certificate Balance of the Class A-9 Certificates as of such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates (other than the Class PO Certificates) as of such date.

          Class A-9 Prepayment Percentage:  As to any Distribution Date
          -------------------------------
occurring prior to a Class A-9 Trigger Date, the product of (i) a fraction, expressed as a percentage, the numerator of which is the Class Certificate Balance of the Class A-9 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of the Class A-9 Certificates and the Subordinated Certificates immediately prior to such Distribution Date and
(ii) the Combined Prepayment Percentage. As to any Distribution Date occurring on or after a Class A-9 Trigger Date, the Class A-9 Prepayment Percentage will equal: 100%, if such Distribution Date occurs during the five years beginning on the first Distribution Date; the Class A-9 Percentage plus 70% of the Subordinated Percentage for such Distribution Date for any Distribution Date in the first year following the fifth anniversary of the first Distribution Date; the Class A-9 Percentage plus 60% of the Subordinated Percentage for such Distribution Date for any Distribution Date in the second year following the fifth anniversary of the first Distribution Date; the Class A-9 Percentage plus 40% of the Subordinated Percentage for such Distribution Date for any Distribution Date in the third year following the fifth anniversary of the first Distribution Date; the Class A-9 Percentage plus 20% of the Subordinated Percentage for such Distribution Date for any Distribution Date in the fourth year following the fifth anniversary of the first Distribution Date; and the Class A-9 Percentage for such Distribution Date for any Distribution Date thereafter; provided, however, that if the Class A-9 Percentage exceeds the initial Class A-9 Percentage on and after a Class A-9 Trigger Date, the Class A-9 Prepayment Percentage will once again equal 100%. Notwithstanding the foregoing, no decrease in the Class A-9 Prepayment Percentage will occur after a Class A-9 Trigger Date if, as of the first Distribution Date as to which any such decrease applies, a Trigger Event has occurred.


          Class A-9 Principal Distribution Amount:  As to any Distribution
          ---------------------------------------
Date, the sum of (i) the Class A-9 Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Formula Principal Amount" for such Distribution
Date, (ii) with respect to any Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the lesser of (x) the Class A-9 Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of such Mortgage Loan and (y) either (A) the Class A-9 Prepayment Percentage, if the Class A-9 Prepayment Percentage is greater than 0%, or if the Class A-9 Prepayment Percentage equals 0%, the percentage obtained by dividing the Class A-9 Percentage by the sum of the Senior Percentage and the Class A-9 Percentage or (B), if an Excess Loss was sustained with respect to such Liquidated Mortgage Loan during such preceding calendar month, the Class
A-9 Percentage of the applicable Non-PO Percentage of the amount of the Liquidation Proceeds allocable to principal and (iii) the Class A-9 Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clause (f) of the definition "Non-PO Formula Principal
Amount" for such Distribution Date.

          Class A-9 Trigger Date:  As to any Distribution Date on which (i)
          ----------------------
the Class Certificate Balance of each Class of Senior Certificates, other than the Class A-9 and Class PO Certificates, has been reduced to zero.

          Class Certificate Balance:  With respect to any Class and as to any
          -------------------------
date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

          Class Interest Shortfall:  As to any Distribution Date and Class,
          ------------------------
the amount by which the amount described in clause (i) of the definition of Class Optimal Interest Distribution Amount for such Class exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to such clause (i).

          Class Optimal Interest Distribution Amount:  With respect to any
          ------------------------------------------
Distribution Date and interest-bearing Class, the sum of (i) one month's interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class, on the related Class Certificate Balance or Notional Amount, as applicable, subject to reduction pursuant to Section 4.02(d), and (ii) any Class Unpaid Interest Amounts for such Class.

          Class PO Deferred Amount:  As to any Distribution Date, the
          ------------------------
aggregate of the applicable PO Percentage of each Realized Loss, other than any Excess Loss, to be allocated to the Class PO Certificates on such Distribution Date on or prior to the Senior Credit Support Depletion Date or previously allocated to the Class PO Certificate and not yet paid to the Holders of the Class PO Certificates.


          Class Subordination Percentage:  With respect to any Distribution
          -------------------------------
Date and each Class of Subordinated Certificates, the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of such Class of Subordinated Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates immediately prior to such Distribution Date.

          Class Unpaid Interest Amounts:  As to any Distribution Date and
          ------------------------------
Class of interest-bearing Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Class Optimal Interest Distribution Amount.

          Closing Date:  July 26, 1996.
          ------------

          Code:  The Internal Revenue Code of 1986, including any successor
          ----
or amendatory provisions.

          COFI:  The Monthly Weighted Average Cost of Funds Index for the
          ----
Eleventh District Savings Institutions published by the Federal Home Loan Bank of San Francisco.

          COFI Certificates:  As specified in the Preliminary Statement.
          -----------------

          Collection Account:  The Eligible Account or Accounts established
          ------------------
and maintained by the Master Servicer in accordance with Section 3.08(c).

          Combined Prepayment Percentage:  As to any Distribution Date, the
          ------------------------------
difference between 100% and the Senior Prepayment Percentage for such date.

          Component:  As specified in the Preliminary Statement.
          ---------

          Component Balance:  With respect to any Component and any
          -----------------
Distribution Date, the Initial Component Balance thereof on the Closing Date, less all amounts applied in reduction of the principal balance of such Component and Realized Losses allocated thereto on previous
Distribution Dates.

          Component Certificates:  As specified in the Preliminary Statement.
          ----------------------

          Cooperative Corporation:  The entity that holds title (fee or an
          -----------------------
acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

          Cooperative Loan:  Any Mortgage Loan secured by Cooperative Shares
          ----------------
and a Proprietary Lease.

          Cooperative Property:  The real property and improvements owned by
          --------------------
the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Cooperative Shares of the Cooperative Corporation.

          Cooperative Shares:  Shares issued by a Cooperative Corporation.
          ------------------

          Cooperative Unit:  A single family dwelling located in a
          ----------------
Cooperative Property.

          Corporate Trust Office:  The designated office of the Trustee in
          ----------------------
the State of New York at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 101 Barclay Street, 12E, New York, New York 10286 (Attn: Mortgage-Backed Securities Group, CWMBS, Inc. Series 1996-I), facsimile no. (212) 815-4135 and which is the address to which notices to and correspondence with the Trustee should be directed.

          Cut-off Date:  July 1, 1996.
          ------------

          Cut-off Date Pool Principal Balance:  $200,613,336.03.
          -----------------------------------

          Cut-off Date Principal Balance:  As to any Mortgage Loan, the
          ------------------------------
Stated Principal Balance thereof  as of the close of business  on the Cut-off
Date.

          Debt Service Reduction:  With respect to any Mortgage Loan, a
          ----------------------
reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          Debt Service Reduction Mortgage Loan:  Any Mortgage Loan that
          ------------------------------------
became the subject of a Debt Service Reduction.

          Defective Mortgage Loan:  Any Mortgage Loan which is required to
          -----------------------
be repurchased pursuant to Section 2.02 or 2.03.

          Deficient Valuation:  With respect to any Mortgage Loan, a
          -------------------
valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

          Definitive Certificates:  Any Certificate evidenced by a Physical
          -----------------------
Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

          Delay Certificates:  As specified in the Preliminary Statement.
          ------------------

          Deleted Mortgage Loan:  As defined in Section 2.03(c).
          ---------------------

          Denomination:  With respect to each Certificate, the amount set
          ------------
forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

          Depositor:  CWMBS, Inc., a Delaware corporation, or its successor
          ---------
in interest.

          Depository:  The initial Depository shall be The Depository Trust
          ----------
Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

          Depository Participant:  A broker, dealer, bank or other financial
          ----------------------
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Determination Date:  As to any Distribution Date, the 18th day of
          ------------------
each month or if such 18th day is not a Business Day the next succeeding Business Day; provided, however, that if such next succeeding Business Day
              --------  -------
is less than two Business Days prior to the related Distribution Date, then the Determination Date shall be the next Business Day preceding the 18th day of such month.

          Discount Mortgage Loan:  Any Mortgage Loan with an Adjusted Net
          ----------------------
Mortgage Rate that is less than the Required Coupon.

          Distribution Account:  The separate Eligible Account created and
          --------------------
maintained by the Trustee pursuant to Section 3.08(f) in the name of the Trustee for the benefit of the Certificate-holders and designated "The Bank of New York in trust for registered holders of CWMBS, Inc. Mortgage Pass-Through Certificates, Series 1996-I". Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

          Distribution Account Deposit Date:  As to any Distribution Date,
          ---------------------------------
12:30 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

          Distribution Date:  The 25th day of each calendar month after the
          -----------------
initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in August 1996.

          Due Date:  With respect to any Distribution Date, the first day of
          --------
the month in which the related Distribution Date occurs.

          Duff & Phelps:  Duff & Phelps Credit Rating Company, or any
          -------------
successor thereto. If Duff & Phelps is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Duff & Phelps shall be Duff & Phelps Credit Rating Company, 55 E. Monroe Street, 35th Floor, Chicago, Illinois 60603, Attention: MBS Monitoring, or such other address as Duff & Phelps may hereafter furnish to the Depositor and the Master Servicer.

          Eligible Account:  Any of (i) an account or accounts maintained
          ----------------
with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, but only if Moody's is not a Rating Agency) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.


          ERISA:  The Employee Retirement Income Security Act of 1974, as
          -----
amended.

          ERISA-Restricted Certificate:  As specified in the Preliminary
          ----------------------------
Statement.

          Escrow Account:  The Eligible Account or Accounts established and
          --------------
maintained pursuant to Section 3.09(a).


          Event of Default:  As defined in Section 7.01.
          ----------------

          Excess Loss:  The amount of any (i) Fraud Loss realized after the
          -----------
Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss realized after the Special Hazard Coverage Termination Date or (iii) Bankruptcy
Loss realized after the Bankruptcy Coverage Termination Date.

          Excess Proceeds:  With respect to any Liquidated Mortgage Loan, the
          ---------------
amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Master Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds
(i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution
Date immediately following the calendar month during which such liquidation occurred.

          Expense Fees:  As to each Mortgage Loan, the sum of the related
          ------------
Servicing Fee, Master Servicing Fee, and Trustee Fee.

          Expense Rate:  As to each Mortgage Loan, the sum of the related
          ------------
Servicing Fee Rate, Master Servicing Fee Rate and Trustee Fee Rate.

          FDIC:  The Federal Deposit Insurance Corporation, or any
          ----
successor thereto.

          FHLMC:  The Federal Home Loan Mortgage Corporation, a corporate
          -----
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          Financial Security:  Financial Security Assurance Inc., a stock
          ------------------
insurance company organized and created under the laws of the State of New York, or any successor thereto.


          Financial Security Contact Person:  The officer designated by the
          ---------------------------------
Master Servicer to provide information to Financial Security pursuant to
Section 4.04(i).

          Financial Security Default:  As defined in Section 4.04(l).
          --------------------------

          FIRREA:  The Financial Institutions Reform, Recovery and
          ------
Enforcement Act of 1989.

          Fitch:  Fitch Investors Service, L.P., or any successor thereto.
          -----
If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Fitch shall be Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Surveillance Group, or such other address as Fitch may hereafter furnish to the Depositor and the Master Servicer.

          FNMA:  The Federal National Mortgage Association, a federally
          ----
chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          Fraud Loan:  A Liquidated Mortgage Loan as to which a Fraud Loss
          ----------
has occurred.

          Fraud Losses:  Realized Losses on Mortgage Loans as to which a loss
          ------------
is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

          Fraud Loss Coverage Amount:  As of the Closing Date, $6,018,400
          --------------------------
subject to reduction from time to time, by the amount of Fraud Losses allocated to the Certificates. On each anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced as follows: (a) on the first, second, third and fourth anniversaries of the Cut-off Date, to an amount equal to the lesser of (i) 1% of the then current Pool Principal Balance and (ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses allocated to the Certificates since such preceding anniversary; and (b) on the fifth anniversary of the Cut-off Date, to zero.

          Fraud Loss Coverage Termination Date:  The point in time at which
          -------------------------------------
the Fraud Loss Coverage Amount is reduced to zero.

          FSA Premium:  With respect to any Distribution Date and with
          -----------
respect to the Policy, an amount equal to 1/12th of the product of (a) the Class Certificate Balance of the Class A-8
Certificates as of such Distribution Date (prior to giving effect to any distribution thereon on such Distribution Date) and (b) 0.06%.

          Guaranteed Distributions:  With respect to any Distribution Date,
          ------------------------
(i) the Class Optimal Interest Distribution Amount for the Class A-8 Certificates for such Distribution Date (as reduced by Section 4.02(d) as described in the definition of Class Optimal Distribution Amount) and the amount of any Class A-8 Net Interest Shortfall, (ii) the amount of any Realized Loss, including any Excess Loss, allocated to the Class A-8 Certificates on such Distribution Date and (iii) the Class Certificate Balances of the Class A-8 Certificates to the extent unpaid on the Last Scheduled Distribution Date.

          Index:  With respect to any Interest Accrual Period for the COFI
          -----
Certificates, the then applicable index used by the Trustee pursuant to


Section 4.07 to determine the applicable Pass-Through Rate for such Interest Accrual Period for the COFI Certificates.

          Indirect Participant:  A broker, dealer, bank or other financial
          --------------------
institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

          Individual Class A-7 Certificate:  Any Class A-7 Certificate with
          --------------------------------
a $1,000 Certificate Balance.

          Initial Bankruptcy Loss Coverage Amount:  $100,000.
          ---------------------------------------

          Initial Component Balance:  As specified in the Preliminary
          -------------------------
Statement.

          Initial LIBOR Rate:  Not applicable.
          ------------------

          Insurance Policy:  With respect to any Mortgage Loan included in
          ----------------
the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

          Insurance Proceeds:  Proceeds paid by an insurer pursuant to any
          ------------------
Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

          Insured Expenses:  Expenses covered by an Insurance Policy or any
          ----------------
other insurance policy with respect to the Mortgage Loans.

          Interest Accrual Period:  With respect to each Class of Delay
          -----------------------
Certificates and any Distribution Date, the calendar month prior to the month of such Distribution Date. With respect to each Class of Non-Delay Certificates and any Distribution Date, the one-month period commencing on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

          Interest Determination Date:  With respect to (a) any Interest
          ---------------------------
Accrual Period for any LIBOR Certificates and (b) any Interest Accrual Period for the COFI Certificates for which the applicable Index is LIBOR, the second Business Day prior to the first day of such Interest Accrual Period.

          Last Scheduled Distribution Date:  The Distribution Date in the
          --------------------------------
month immediately following the month of the latest scheduled maturity date for any of the Mortgage Loans.

          Latest Possible Maturity Date:  The Distribution Date following the
          -----------------------------
third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.



          LIBOR:  The London interbank offered rate for one-month United
          -----
States dollar deposits calculated in the manner described in Section 4.08.

          LIBOR Certificates:  As specified in the Preliminary Statement.
          ------------------

          Liquidated Mortgage Loan:  With respect to any Distribution Date,
          ------------------------
a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Master Servicer has certified (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

          Liquidation Proceeds:  Amounts, including Insurance Proceeds,
          --------------------
received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Master Servicing Fees, Servicing Advances and Advances.

          Loan-to-Value Ratio:  With respect to any Mortgage Loan and as to
          -------------------
any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.


          Maintenance:  With respect to any Cooperative Unit, the rent paid
          -----------
by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

          Majority in Interest:  As to any Class of Regular Certificates, the
          --------------------
Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

          Master Servicer:  Independent National Mortgage Corporation, a
          ---------------
Delaware corporation, and its successors and assigns, in its capacity as master servicer hereunder.

          Master Servicer Advance Date:  As to any Distribution Date, 12:30
          ----------------------------
p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

          Master Servicing Fee:  As to each Mortgage Loan and any
          --------------------
Distribution Date, an amount equal to one month's interest at the related Master Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan or, in the event of any payment of interest which accompanies a Principal Prepayment in Full made by the Mortgagor, interest at the Master Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the period covered by such payment of interest, subject to reduction as provided in Section 3.17.

          Master Servicing Fee Rate:  With respect to each Mortgage Loan,
          -------------------------
0.125% per annum.

          Monthly Statement:  The statement delivered to the
          -----------------
Certificateholders pursuant to Section 4.06.

          Moody's:  Moody's Investors Service, Inc., or any successor
          -------
thereto. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Residential Pass-Through Monitoring, or such other address as Moody's may hereafter furnish to the Depositor or the Master Servicer.

          Mortgage:  The mortgage, deed of trust or other instrument creating
          --------
a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

          Mortgage File:  The mortgage documents listed in Section 2.01
          -------------
pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Loans:  Such of the mortgage loans transferred and
          --------------
assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

          Mortgage Loan Schedule:  The list of Mortgage Loans (as from time
          ----------------------
to time amended by the Master Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan:

          (i)  the loan number;

         (ii) the Mortgagor's name and the street address of the Mortgaged Property, including the zip code;

        (iii)  the maturity date;

         (iv)  the original principal balance;

          (v)  the Cut-off Date Principal Balance;

         (vi)  the first payment date of the Mortgage Loan;

        (vii)  the Scheduled Payment in effect as of the Cut-off Date;

       (viii)  the Loan-to-Value Ratio at origination;

         (ix) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

          (x) a code indicating whether the residential dwelling is either (a) a detached single family dwelling, (b) a dwelling in a PUD, (c) a condominium unit, (d) a two- to four-unit residential property, or (e) a Cooperative Unit;

         (xi)  the Mortgage Rate;

        (xii)  the Servicing Fee Rate;

       (xiii)  the purpose for the Mortgage Loan; and

        (xiv) the type of documentation program pursuant to which the Mortgage Loan was originated.


Such schedule shall also set forth the total of the amounts described under (v) above for all of the Mortgage Loans.

          Mortgage Note:  The original executed note or other evidence of
          -------------
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage
Loan.

          Mortgage Rate:  The annual rate of interest borne by a Mortgage
          -------------
Note from time to time.

          Mortgaged Property:  The underlying property securing a Mortgage
          ------------------
Loan, which, with respect to a Cooperative Loan, is the related
Cooperative Shares and Proprietary Lease.

          Mortgagor:  The obligor(s) on a Mortgage Note.
          ---------

          Net Prepayment Interest Shortfalls:  As to any Distribution
          ----------------------------------
Date, the amount by which the aggregate of Prepayment Interest Shortfalls during the related Prepayment Period exceeds an amount equal to the Master Servicing Fee for such Distribution Date before reduction of the Master Servicing Fee in respect of such Prepayment Interest Shortfalls.

          Non-Delay Certificates:  As specified in the Preliminary
          ----------------------
Statement.

          Non-Discount Mortgage Loan:  Any Mortgage Loan with an Adjusted
          --------------------------
Net Mortgage Rate that is greater than or equal to the Required Coupon.

          Non-PO Formula Principal Amount:  As to any Distribution Date, the
          -------------------------------
sum of the applicable Non-PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance of each Mortgage
Loan that was repurchased by the Seller or the Master Servicer pursuant to this Agreement as of such Distribution Date, (c) the Substitution
Adjustment Amount in connection with any Deleted Mortgage Loan received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage
Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan, and (f) all partial and full Principal Prepayments received during the related Prepayment Period.


          Non-PO Percentage:  As to any Discount Mortgage Loan, a fraction
          -----------------
(expressed as a percentage) the numerator of which is the Adjusted Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is the Required Coupon. As to any Non-Discount Mortgage Loan, 100%.

          Nonrecoverable Advance:  Any portion of an Advance or Servicer
          ----------------------
Advance previously made or proposed to be made by the Master Servicer or the related Servicer, as the case may be, that, in the good faith judgment of the Master Servicer or such Servicer, will not be ultimately recoverable by the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

          Notice of Claim:  The notice to be delivered by the Trustee to
          ---------------
Financial Security with respect to any Distribution Date pursuant to
Section 4.04(a), which shall be in the form attached to the Policy.

          Notice of Final Distribution:  The notice to be provided pursuant
          ----------------------------
to Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

          Notional Amount:  With respect to any Distribution Date and the
          ---------------
Class X Certificates, the aggregate of the Stated Principal Balances of the Non-Discount Mortgage Loans as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loans on such Due Date).

          Notional Amount Certificates:  As specified in the Preliminary
          ----------------------------
Statement.

          Offered Certificates:  As specified in the Preliminary
Statement.
          --------------------

          Officer's Certificate:  A certificate (i) signed by the Chairman
          ---------------------
of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant
Treasurers or Assistant Secretaries of the Depositor or the Master Servicer, or (ii) if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

          Opinion of Counsel:  A written opinion of counsel, who may be
          ------------------
counsel for the Depositor or the Master Servicer, including in-house counsel, reasonably acceptable to the Trustee; provided, however, that
                                               --------  -------
with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Master Servicer, (ii) not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Optional Termination:  The termination of the trust created
          --------------------
hereunder in connection with the purchase of the Mortgage Loans pursuant to Section 9.01(a).

          Original Applicable Credit Support Percentage:  With respect to
          ----------------------------------------------
each of the following Classes of Subordinated Certificates, the corresponding percentage described below, as of the Closing Date:

                    Class B-1               9.00%
                    Class B-2               4.75%
                    Class B-3               2.75%
                    Class B-4               1.50%
                    Class B-5               0.75%
                    Class B-6               0.55%

          Original Mortgage Loan:  The Mortgage Loan refinanced in connection
          ----------------------
with the origination of a Refinancing Mortgage Loan.

          Original Subordinated Principal Balance:  The aggregate of the
          ---------------------------------------
Class Certificate Balances of the Subordinated Certificates as of the Closing Date.

          OTS:  The Office of Thrift Supervision.
          ---

          Outside Reference Date:  As to any Interest Accrual Period for the
          ----------------------
COFI Certificates, the close of business on the tenth day thereof.

          Outstanding:  With respect to the Certificates as of any date of
          -----------
determination, all Certificates theretofore executed and authenticated under this Agreement except:

          (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

         (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

          Outstanding Mortgage Loan:  As of any Due Date, a Mortgage Loan
          -------------------------
with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

          Ownership Interest:  As to any Residual Certificate, any ownership
          ------------------
interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

          Pass-Through Rate:  For any interest-bearing Class of Certificates,
          -----------------
the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

          Percentage Interest:  As to any Certificate, the percentage
          -------------------
interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

          Permitted Investments:  At any time, any one or more of the
          ---------------------
following obligations and securities:

          (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit
- --------
of the United States;

         (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

        (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating
Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

         (iv)  certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term
             --------
unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

          (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

         (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

        (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

       (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's such rating shall be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

         (ix) units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency (except (i) if Fitch or Duff
& Phelps is a Rating Agency and has not rated the portfolio, the highest rating assigned by Moody's and (ii) if S&P is a Rating Agency, "AAAm-G" by S&P) and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations; and

          (x) such other investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency without regard to the Policy;
provided that no such instrument shall be a Permitted Investment if such
- --------
instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

          Permitted Transferee:  Any person other than (i) the United States,
          --------------------
any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224, and (vi) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause the REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage
Corporation, a majority of its board of directors is not selected by such government unit.

          Person:  Any individual, corporation, partnership, joint venture,
          ------
association, limited liability company, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

          Physical Certificates:  As specified in the Preliminary Statement.
          ---------------------

          Planned Balance:  Not applicable.
          ---------------

          Planned Principal Classes:  As specified in the Preliminary
          -------------------------
Statement.

          PO Formula Principal Amount:  As to any Distribution Date, the sum
          ---------------------------
of the applicable PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance of each Mortgage Loan that was repurchased by the Seller or the Master Servicer pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage
Loan received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all partial and full Principal Prepayments received during the related Prepayment Period.

          PO Percentage:  As to any Discount Mortgage Loan, a fraction
          -------------
(expressed as a percentage) the numerator of which is the excess of the Required Coupon over the Adjusted Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is the Required Coupon. As to any Non-Discount Mortgage Loan, 0%.

          Policy:  The irrevocable Financial Guaranty Insurance Policy, No.
          ------
50488-N, including any endorsements thereto, issued by Financial Security with respect to the Class A-8 Certificates, in the form attached hereto as Exhibit O.

          Policy Payments Account:  The separate Eligible Account created and
          -----------------------
maintained by the Trustee pursuant to Section 4.04(c) in the name of the Trustee for the benefit of the Class A-8 Certificateholders and designated "The Bank of New York in trust for registered holders of CWMBS, Inc.
Mortgage Pass-Through Certificates, Series 1996-I, Class A-8". Funds in the Policy Payments Account shall be held in trust for the Class A-8 Certificateholders for the uses and purposes set forth in this Agreement.

          Pool Stated Principal Balance:  As to any Distribution Date, the
          -----------------------------
aggregate of the Stated Principal Balances of the Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

          Prepayment Interest Shortfall:  As to any Distribution Date,
          -----------------------------
Mortgage Loan and Principal Prepayment, the amount, if any, by which one month's interest at the related Mortgage Rate (net of the related Master Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

          Prepayment Period:  As to any Distribution Date, the calendar month
          -----------------
preceding the month of such Distribution Date.

          Primary Insurance Policy:  Each policy of primary mortgage guaranty
          ------------------------
insurance or any replacement policy therefor with respect to any Mortgage
Loan.

          Principal Only Certificates:  As specified in the Preliminary
          ---------------------------
Statement.

          Principal Prepayment:  Any payment of principal by a Mortgagor on
          --------------------
a Mortgage Loan that is received in advance of its scheduled Due Date and0 is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Master Servicer in accordance with the terms of the related Mortgage Note.

          Principal Prepayment in Full:  Any Principal Prepayment made by a
          ----------------------------
Mortgagor of the entire principal balance of a Mortgage Loan.

          Private Certificates:  As specified in the Preliminary Statement.
          --------------------

          Pro Rata Share:  As to any Distribution Date, the Subordinated
          --------------
Principal Distribution Amount and any Class of Subordinated Certificates, the portion of the Subordinated Principal Distribution Amount allocable to such Class, equal to the product of the Subordinated Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate of the Class Certificate Balances of the Subordinated Certificates.

          Proprietary Lease:  With respect to any Cooperative Unit, a lease
          -----------------
or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

          Prospectus Supplement:  The Prospectus Supplement dated July 25,
          ---------------------
1996 relating to the Offered Certificates.

          PUD:  Planned Unit Development.
          ---

          Purchase Price:  With respect to any Mortgage Loan required to be
          --------------
purchased by the Seller pursuant to Section 2.02 or 2.03 or purchased at the option of the Master Servicer pursuant to Section 3.14, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, and (ii) accrued interest thereon at the applicable Mortgage
Rate (or at the applicable Adjusted Mortgage Rate if (x) the purchaser is the Master Servicer or (y) if the purchaser is the Seller and the Seller is the Master Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders.

          Qualified Insurer:  A mortgage guaranty insurance company duly
          -----------------
qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

          Rating Agency:  Each of the Rating Agencies specified in the
          -------------
Preliminary Statement. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

          Realized Loss:  With respect to each Liquidated Mortgage Loan, an
          -------------
amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Adjusted Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated
Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service
Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

          Recognition Agreement:  With respect to any Cooperative Loan, an
          ---------------------
agreement between the Cooperative Corporation and the originator of such Mortgage Loan which establishes the rights of such originator in the Cooperative Property.

          Record Date:  With respect to any Distribution Date, the close of
          -----------
business on the last Business Day of the month preceding the month in which such applicable Distribution Date occurs.

          Reference Bank:  As defined in Section 4.08.
          --------------

          Refinancing Mortgage Loan:  Any Mortgage Loan originated in
          -------------------------
connection with the refinancing of an existing mortgage loan.

          Regular Certificates:  As specified in the Preliminary Statement.
          --------------------

          Relief Act:  The Soldiers' and Sailors' Civil Relief Act of 1940,
          ----------
as amended.

          Relief Act Reductions:  With respect to any Distribution Date and
          ---------------------
any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

          REMIC:  A "real estate mortgage investment conduit" within the
          -----
meaning of section 860D of the Code.

          REMIC Change of Law:  Any proposed, temporary or final regulation,
          -------------------
revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

          REMIC Provisions:  Provisions of the federal income tax law
          ----------------
relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

          REO Property:  A Mortgaged Property acquired by the Trust Fund
          ------------
through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.


          Request for Release:  The Request for Release submitted by the
          -------------------
Master Servicer to the Trustee, substantially in the form of Exhibits M and N, as appropriate.

          Required Coupon:  7.75% per annum.
          ---------------

          Required Insurance Policy:  With respect to any Mortgage Loan, any
          -------------------------
insurance policy that is required to be maintained from time to time under this Agreement.

          Residual Certificates:  As specified in the PreliminaryStatement.
          ---------------------

          Responsible Officer:  When used with respect to the Trustee, any
          -------------------
Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Restricted Classes:  As defined in Section 4.02(e).
          ------------------

          Rounding Account:  The separate Eligible Account established and
          ----------------
maintained by the Trustee pursuant to Section 4.03(d) in the name of the Trustee for the benefit of the Class A-7 Certificateholders and designated "The Bank of New York in trust for registered holders of CWMBS, Inc. Mortgage Pass-Through Certificates, Series 1996-I, Class A-7". Funds in the Rounding Account shall be held in trust for the Class A-7 Certificateholders for the uses and purposes set forth in this Agreement. The Rounding Account will not be a part of the Trust Fund and, for all federal income tax purposes, will be beneficially owned by Donaldson, Lufkin & Jenrette Securities Corporation.

          Rounding Amount:  With respect to any Distribution Date, the
          ---------------
amount, if any, required to be withdrawn from the Rounding Account pursuant to Section 4.03(d).

          SAIF:  The Savings Association Insurance Fund, or any successor
          ----
thereto.

          S&P:  Standard & Poor's Ratings Group, a division of The McGraw
          ---
Hill Companies. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor's Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor and the Master Servicer.


          Scheduled Balances:  Not applicable.
          ------------------


          Scheduled Classes:  As specified in the Preliminary Statement.
          -----------------

          Scheduled Payment:  The scheduled monthly payment on a Mortgage
          -----------------
Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

          Securities Act:  The Securities Act of 1933, as amended.
          --------------

          Security Agreement:  With respect to any Cooperative Loan, the
          ------------------
agreement between the owner of the related Cooperative Shares and the originator of the related Mortgage Note, which defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

          Seller:  Independent National Mortgage Corporation, a Delaware
          ------
corporation, and its successors and assigns, in its capacity as seller of the Mortgage Loans to the Depositor.

          Seller/Servicer Guide:  The Seller/Servicer Guide for
          ---------------------
Independent National Mortgage Corporation's mortgage loan purchase and conduit servicing program and all amendments and supplements thereto.

          Senior Certificates:  As specified in the Preliminary Statement.
          -------------------

          Senior Credit Support Depletion Date:  The date on which the Class
          ------------------------------------
Certificate Balance of each Class of Subordinated Certificates has been reduced to zero.

          Senior Percentage:  As to any Distribution Date, the percentage
          -----------------
equivalent of a fraction the numerator of which is the aggregate of the Class Certificate Balances of each Class of Senior Certificates (other than the Class A-9 and Class PO Certificates) as of such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates (other than the Class PO Certificates) as of such date.

          Senior Prepayment Percentage:  For any Distribution Date during the
          ----------------------------
five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the sum of the Class A-9 Percentage and the Subordinated Percentage for such Distribution Date; for any
Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the sum of the Class A-9 Percentage and the Subordinated Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the sum of the Class A-9 Percentage and the Subordinated Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the sum of the Class A-9 Percentage and the Subordinated Percentage for such Distribution Date; and for any Distribution Date thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior
Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal
100%).  Notwithstanding the foregoing, no decrease in the Senior
Prepayment Percentage will occur if, as of the first Distribution Date as to which any such decrease applies, (i) the outstanding principal balance of all Mortgage Loans delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate principal balance of the Subordinate Certificates (averaged over the preceding six month period), is equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans exceed (a) with respect to the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the Original Subordinated Principal Balance, (b) with respect to the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the Original Subordinated Principal Balance, (c) with respect to the Distribution Date on the seventh anniversary of the first
Distribution Date, 40% of the Original Subordinated Principal Balance, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the Original Subordinated Principal
Balance and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the Original
Subordinated Principal Balance.

          Senior Principal Distribution Amount:  As to any Distribution Date,
          ------------------------------------
the sum of (i) the Senior Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date, (ii) with respect to any Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the lesser of (x) the Senior Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of such Mortgage Loan and (y) either (A) the Senior Prepayment Percentage, if the Senior Prepayment Percentage is less than 100%, or, if the Senior Prepay-ment Percentage equals 100%, the percentage obtained by dividing the Senior Percentage by the sum of the Senior Percentage and the Class A-9 Percentage or (B), if an Excess Loss was sustained with respect to such Liquidated Mortgage Loan during such preceding calendar month, the Senior Percentage of the applicable Non-PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan and (iii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clause (f) of the definition "Non-PO Formula Principal
Amount" for such Distribution Date.

          Servicer:  Any person with which the Master Servicer has entered
          --------
into a Servicing Agreement for the servicing of all or a portion of the Mortgage Loans pursuant to Section 3.02.

          Servicer Advance:  The meaning ascribed to such term in Section
          ----------------
3.08(d).

          Servicing Account:  The separate Eligible Account or Accounts
          -----------------
created and maintained pursuant to Section 3.08(b).

          Servicing Advances:  All customary, reasonable and necessary "out
          ------------------
of pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Master Servicer pursuant to
Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and
(iv) compliance with the obligations under Section 3.12.

          Servicing Agreement:  The Seller/Servicer Contract as contemplated
          -------------------
by the Seller/Servicer Guide between the Master Servicer and any Servicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

          Servicing Fee:  As to each Mortgage Loan and any Distribution Date,
          -------------
an amount equal to one month's interest at the applicable Servicing Fee
Rate on the Stated Principal Balance of such Mortgage Loan.

          Servicing Fee Rate:  With respect to any Mortgage Loan, the per
          ------------------
annum rate set forth in the Mortgage Loan Schedule for such Mortgage Loan.

          Servicing Officer:  Any officer of the Master Servicer involved in,
          -----------------
or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

          Special Hazard Coverage Termination Date:  The point in time at
          ----------------------------------------
which the Special Hazard Loss Coverage Amount is reduced to zero.


          Special Hazard Loss:  Any Realized Loss suffered by a Mortgaged
          -------------------
Property on account of direct physical loss, but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained with respect to such Mortgaged Property pursuant to Section 3.10 to the extent of the amount of such loss covered thereby, or (ii) any loss caused by or resulting from:

          (a)  normal wear and tear;

          (b) fraud, conversion or other dishonest act on the part of the Trustee, the Master Servicer or any of their agents or employees (without regard to any portion of the loss not covered by any errors and omissions policy);

          (c) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

          (d) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

          (e) hostile or warlike action in time of peace and war, including action in hindering, combating or defending against an actual, impending or expected attack:

               1.  by any government or sovereign power, de jure or de facto,
                                                         -- ----    -- -----
or by any authority maintaining or using military, naval or air forces; or

               2.  by military, naval or air forces; or

               3. by an agent of any such government, power, authority or forces;

          (f) any weapon of war employing nuclear fission, fusion or other radioactive force, whether in time of peace or war; or

          (g) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.


          Special Hazard Loss Coverage Amount:  With respect to the first
          -----------------------------------
Distribution Date, $2,991,895. With respect to any Distribution Date after the first Distribution Date, the lesser of (a) the greatest of (i) 1% of the aggregate of the principal balances of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan and (iii) the aggregate of the principal balances of all Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of Special Hazard Losses allocated to the Certificates since the Closing Date. All principal balances for the purpose of this definition will be calculated as of the first day of the calendar month preceding the month of such Distribution Date after giving effect to Scheduled Payments on the Mortgage Loans then due, whether or not paid.

          Special Hazard Mortgage Loan:  A Liquidated Mortgage Loan as to
          ----------------------------
which a Special Hazard Loss has occurred.

          Startup Day:  The Closing Date.
          -----------

          Stated Principal Balance:  As to any Mortgage Loan and Due Date,
          ------------------------
the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

          Subordinated Certificates:  As specified in the Preliminary
          -------------------------
Statement.

          Subordinated Percentage:  As to any Distribution Date, 100% minus
          -----------------------
the sum of the Senior Percentage and the Class A-9 Percentage for such Distribution Date.

          Subordinated Prepayment Percentage:  As to any Distribution Date,
          ----------------------------------
the Combined Prepayment Percentage minus the Class A-9 Prepayment
Percentage for such Distribution Date.

          Subordinated Principal Distribution Amount:  With respect to any
          ------------------------------------------
Distribution Date, an amount equal to (A) the sum of (i) the Subordinated Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date, (ii) with respect to each Mortgage
Loan that became a Liquidated Mortgage Loan during the calendar month pre-ceding the month of such Distribution Date, the applicable Non-PO
Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan after application of such amounts pursuant to clause (ii) of the definition of Senior Principal Distribution Amount and clause (ii) of the definition of Class A-9 Principal Distribution Amount, up to the Subordinated Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of such Mortgage Loan and (iii) the Subordinated Prepayment Percentage of the applicable Non-PO Percentage of all amounts described in clause (f) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date reduced by (B) the amount of any payments in respect of Class PO Deferred Amounts on the related
Distribution Date.

          Subservicer:  Any Person to which the Master Servicer has
          -----------
contracted for the servicing of all or a portion of the Mortgage Loans pursuant to Section 3.02.

          Substitute Mortgage Loan:  A Mortgage Loan substituted by the
          ------------------------
Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest (net of the related Servicing Fee) at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan;
(iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (v) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan and (vi) comply with each representation and warranty set forth in Section 2.03.

          Substitution Adjustment Amount:  The meaning ascribed to such term
          ------------------------------
pursuant to Section 2.03.

          Targeted Balance:  Not applicable.
          ----------------

          Targeted Principal Classes:  As specified in the Preliminary
          --------------------------
Statement.

          Tax Matters Person:  The person designated as "tax matters person"
          ------------------
in the manner provided under Treasury regulation Section 1.860F-4(d) and temporary Treasury regulation Section 301.6231(a)(7)-1T. Initially, the
Tax Matters Person shall be the Trustee.

          Tax Matters Person Certificate:  The Class A-R Certificate with a
          ------------------------------
Denomination of $1.00.

          Transfer:  Any direct or indirect transfer or sale of any Ownership
          --------
Interest in a Residual Certificate.


          Trigger Event:  With respect to any Distribution Date, (i) the
          -------------
outstanding principal balance of all Mortgage Loans delinquent 60 days or more (averaged over the preceding six-month period), as a percentage of the aggregate principal balance of the Subordinate Certificates (averaged over the preceding six month period), is equal to or greater than 50% or
(ii) cumulative Realized Losses with respect to the Mortgage Loans exceed
(a) with respect to the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the Original Subordinated Principal Balance, (b) with respect to the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the Original Subordinated Principal Balance, (c) with respect to the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the Original Subordinated Principal Balance, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the Original Subordinated Principal Balance and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the Original Subordinated Principal Balance.

          Trust Fund:  The corpus of the trust created hereunder consisting
          ----------
of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the Cut-off Date; (ii) the Certificate Account and the Distribution Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (iv) the Policy;
and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

          Trustee:  The Bank of New York and its successors and, if a
          -------
successor trustee is appointed hereunder, such successor.

          Trustee Fee:  As to any Distribution Date, an amount equal to one
          -----------
twelfth of the Trustee Fee Rate multiplied by the Pool Stated Principal Balance with respect to such Distribution Date.

          Trustee Fee Rate:  With respect to each Mortgage Loan, the per
          ----------------
annum rate agreed upon in writing on or prior to the Closing Date by the Trustee and the Depositor.

          Unscheduled Senior Principal Distribution Amounts:  As to any
          -------------------------------------------------
Distribution Date, an amount equal to the sum of amounts described in clauses (ii) and (iii) of the definition of Senior Principal Distribution Amount.

          Voting Rights:  The portion of the voting rights of all of the
          -------------
Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to each Class of Notional Amount Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (b) the remaining Voting Rights (or 100% of the Voting Rights if there is no Class of Notional Amount Certificates) shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

          Withdrawal Date:  The 18th day of each month, or if such day is not
          ---------------
a Business Day, the next preceding Business Day.

                                  ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

          SECTION 2.01.  Conveyance of Mortgage Loans.
                         ----------------------------

          (a) The Seller, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date and all interest and principal payments on the Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date. On or prior to the Closing Date, the Seller shall deliver to the Depositor or, at the Depositor's direction, to the Trustee or other designee of the Depositor, the Mortgage File for each Mortgage Loan listed in the Mortgage Loan Schedule. Such delivery of the Mortgage Files shall be made against payment by the Depositor of the purchase price, previously agreed to by the Seller and Depositor, for the Mortgage Loans. With respect to any Mortgage Loan that does not have a first payment date on or before the Due Date in the month of the first Distribution Date, the Trustee acknowledges the deposit into the Distribution Account on the Closing Date, of an amount equal to one month's interest at the related Adjusted Net Mortgage Rate on the Cut-off Date Principal Balance of such Mortgage Loan.

          (b) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund, together with the Depositor's right to require the Seller to cure any breach of a representation or warranty made herein by the Seller or to repurchase or substitute for any affected Mortgage Loan in accordance herewith. In addition, on or prior to the Closing Date, the Depositor shall cause Financial Security to deliver the Policy to the Trustee.

          (c) In connection with the transfer and assignment set forth in clause (b) above, the Depositor has delivered or caused to be delivered to the Trustee for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

               (i) the original Mortgage Note, endorsed by manual or facsimile signature in blank in the following form: "Pay to the order of
                  ---------------------------------
          without recourse", with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing it to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

              (ii)  except as provided below, the original recorded
Mortgage or a copy of such Mortgage certified by the Seller (or, in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico, a copy of such Mortgage certified by the applicable notary) as being a true and complete copy of the Mortgage;

             (iii)  a duly executed assignment of the Mortgage  (which may be included in a blanket assignment or assignments), together with, except as provided below, all interim recorded assignments of such mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that,
if the related                                                  --------
Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office; provided, further that such assignment
of Mortgage                       --------  -------
need not be delivered in the case of a Mortgage for which the related Mortgage Property is located in the Commonwealth of Puerto Rico.

              (iv) the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

               (v) except as provided below, the original or duplicate original lender's title policy and all riders thereto; and

              (vi) in the case of a Cooperative Loan, the originals of the following documents or instruments:

               (a) The Cooperative Shares, together with a stock power in blank;

               (b)  The executed Security Agreement;

               (c)  The executed Proprietary Lease;

               (d)  The executed Recognition Agreement;


               (e)  The executed assignment of Recognition Agreement;

               (f) The executed UCC-1 financing statement with evidence of recording thereon which have been filed in all places required to perfect the Seller's interest in the Cooperative Shares and the Proprietary Lease; and

               (g) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

          In the event that in connection with any Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii) or (iii) above, or because the title policy has not been delivered to either the Master Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver to the Trustee, in the case of clause (ii) or (iii) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage Loan and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than one year following the Closing Date, or, in the case of clause (v) above, later than 120 days following the Closing Date; provided, however, that in the
                                          --------  -------
event the Depositor is unable to deliver by such date each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Depositor shall deliver such documents to the Trustee as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date. The Depositor shall forward or cause to be forwarded to the Trustee
(a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor or the Master Servicer to the Trustee. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Master Servicer shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the Seller shall deliver to the Trustee a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

          As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days thereafter, the Trustee shall (i) affix the Trustee's name to each assignment of Mortgage, as the assignee thereof, (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records within thirty (30) days after receipt thereof and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignment of a Mortgage as to which the Trustee has not received the information required to prepare such assignment in recordable form, the Trustee's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after the receipt thereof, and the Trustee need not cause to be recorded any assignment which relates to a Mortgage Loan (a) the Mortgaged Property and Mortgage File relating to which are located in California or (b) in any other jurisdiction (including Puerto Rico) under the laws of which, as evidenced by an Opinion of Counsel delivered by the Seller (at the Seller's expense) to the Trustee, the recordation of such assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

          In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the Certificate Account the portion of such payment that is required to be deposited in the Certificate Account pursuant to Section 3.08.

          SECTION 2.02.  Acceptance by the Trustee of the Mortgage Loans.
                         -----------------------------------------------
          The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form annexed hereto as Exhibit G and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies.

          The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Master Servicer and the Seller an Initial Certification in the form annexed hereto as Exhibit G. Based on its review and examination, and only as to the documents identified in such Initial Certification, the Trustee acknowledges that such documents appear regular on their face and relate to such Mortgage Loan. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

          Not later than 90 days after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer and the Seller a Final Certification in the form annexed hereto as Exhibit H, with any applicable exceptions noted thereon.

          If, in the course of such review, the Trustee finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01, the Trustee shall list such as an exception in the Final Certification; provided, however, that the Trustee shall not
                            --------  -------
make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Seller does not correct or cure such defect within such period, the Seller shall either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Mortgage Loan from the Trustee within 90 days from the date the Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan; provided, however, that in no event shall such substitution or
      --------  -------
purchase occur more than 540 days from the Closing Date, except that if the substitution or purchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office, and there is a dispute between either the Master
Servicer or the Seller and the Trustee over the location or status of the recorded document, then such substitution or purchase shall occur within 720 days from the Closing Date. The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Mortgage Loan (a) which has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage Loan. Such notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Trustee. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05, if any, and any substitution pursuant to (a) above shall not be effected prior to the addi-tional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by the Seller in the Certificate Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File to the Seller and shall execute and deliver at the Seller's request such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest in the Seller, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto.

          The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Master Servicer from time to time.

          It is understood and agreed that the obligation of the Seller to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against the Seller.

          SECTION 2.03.  Representations, Warranties and Covenants of the
                         ------------------------------------------------
Seller and the Master Servicer.
- ------------------------------

          (a) INMC, in its capacities as Seller and Master Servicer, hereby makes the representations and warranties set forth in Schedule II hereto, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

          (b) The Seller, in its capacity as Seller, hereby makes the representations and warranties set forth in Schedule III hereto, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.


          (c)  Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. The Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made pursuant to Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90 day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan")
                                                   ---------------------
from the Trust Fund and substitute in its place a Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section 2.03;
or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided, however,
                                                             --------  -------
that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05, if any, and a Request for Release substantially in the form of Exhibit
N, and the Mortgage File for any such Substitute Mortgage Loan. The Seller shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing the remedies for such breach. With respect to the representations and warranties described in this Section 2.03 which are made to the best of the Seller's knowledge, if it is discovered by either the Depositor, the Seller or the Trustee that the substance of such represen-tation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

          With respect to any Substitute Mortgage Loan or Loans, the Seller shall deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by
Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.


          The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Seller and shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest title in the Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

          For any month in which the Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the
Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus an
                              ------------------------------
amount equal to the aggregate of any unreimbursed Advances and Servicer Advances with respect to such Deleted Mortgage Loans shall be deposited into the Certificate Account by the Seller on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

          In the event that the Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.08 on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the Seller became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.05 and receipt of a Request for Release in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor or the Trustee on their behalf.

          The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.


          SECTION 2.04.  Representations and Warranties of the Depositor as
                         --------------------------------------------------
to the Mortgage Loans.
- ---------------------

          The Depositor hereby represents and warrants to the Trustee with respect to each Mortgage Loan as of the date hereof or such other date set forth herein that as of the Closing Date, and following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims.

          The Depositor hereby assigns, transfers and conveys to the Trustee all of its rights with respect to the Mortgage Loans including, without limitation, the representations and warranties of the Seller made pursuant to Section 2.03(b), together with all rights of the Depositor to require the Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with this Agreement.

          It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties set forth in this Section 2.04 (referred to herein as a "breach"), which breach materially and adversely affects the interest of the Certificate-holders, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

          SECTION 2.05.  Delivery of Opinion of Counsel in Connection with
                         -------------------------------------------------
Substitutions and Repurchases.
- -----------------------------

          (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or 2.03 shall be made more than 90 days after the Closing Date unless the Seller delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          (b) Upon discovery by the Depositor, the Seller, the Master Servicer, or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five (5) Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Substitute Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to Section 2.03. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in
Section 2.03.

          SECTION 2.06.  Execution and Delivery of Certificates.
                         --------------------------------------

          The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

          SECTION 2.07.  REMIC Matters.
                         -------------

          The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "tax matters person" with respect to the Trust Fund shall be the Trustee and the Trustee shall hold the Tax Matters Person Certificate. The Trust Fund's fiscal year shall be the calendar year.

          SECTION 2.08.  Covenants of the Master Servicer.
                         --------------------------------

          The Master Servicer hereby covenants to the Depositor and the Trustee as follows:


          (a) the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

          (b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading.

                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS


          SECTION 3.01.  Master Servicer to Service Mortgage Loans.
                         -----------------------------------------

          For and on behalf of the Certificateholders, the Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and customary and usual standards of practice of prudent mortgage loan servicers. In connection with such servicing and administration, the Master Servicer shall have full power and authority, acting alone and/or through Servicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof,
(i) to execute and deliver, on behalf of the Certificate-holders and the Trustee, customary consents or waivers and other instruments and documents,
(ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance
Proceeds and other Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Master Servicer shall not take, or permit any Servicer to take, any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificate-holders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee and the Certificateholders under this Agreement. The Master
Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan which would cause the Trust Fund to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Master Servicer, in its own name or in the name of any Servicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Master Servicer or the Servicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Master
Servicer to service and administer the Mortgage Loans to the extent that the Master Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Master Servicer.

          In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Master Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          SECTION 3.02.  Subservicing; Enforcement of the Obligations of
                         -----------------------------------------------
Servicers.
- ---------

          (a) The Master Servicer may arrange for the subservicing of any Mortgage Loan by a Servicer pursuant to a Servicing Agreement; provided,
                                                               --------
however, that such subservicing arrangement and the terms of the related
- -------
subservicing agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Each Servicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Servicing Agreement and in Section 3.17, the related Servicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Servicer on behalf of the Master Servicer. Each Servicing Agreement will be based upon such terms and conditions as are generally required or permitted by the Seller/Servicer Guide and are not inconsistent with this Agreement and as the Master Servicer and the Servicer have agreed. With the approval of the Master Servicer, a Servicer may delegate its servicing obligations to third-party servicers, but such Servicer will remain obligated under the related Servicing Agreement. The Master Servicer and Servicer may enter into amendments to the related Servicing Agreement or a different form of Servicing Agreement; provided, however, that any such
                     --------  -------
amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Seller/Servicer Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

          (b) For purposes of this Agreement, the Master Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Servicer regardless of whether such payments are remitted by the Servicer to the Master Servicer.

          (c) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Servicer under the related Servicing Agreement, to the extent that the non-performance of any such obligation would have material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.



          SECTION 3.03.  Successor Servicers.
                         -------------------

          The Master Servicer shall be entitled to terminate any Servicing Agreement that may exist in accordance with the terms and conditions of such Servicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any
           --------  -------
Servicing Agreement by the Master Servicer or the Servicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Servicing Agreement with a successor Servicer which will be bound by the terms of the related Servicing Agreement. If the Master Servicer or any affiliate of the Master Servicer acts as servicer, it will not assume liability for the representations and warranties of the Servicer which it replaces. If the Master Servicer enters into a Servicing Agreement with a successor Servicer, the Master Servicer shall use reasonable efforts to have the successor Servicer assume liability for the representations and warranties made by the terminated Servicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Servicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Servicer from liability for such representations and warranties.

          SECTION 3.04.  Liability of the Master Servicer.
                         --------------------------------
          Notwithstanding any Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Servicer or references to actions taken through a Servicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of
Section 3.01 without diminution of such obligation or liability by virtue of such Servicing Agreements or arrangements or by virtue of indemnification from the Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Servicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          SECTION 3.05.  No Contractual Relationship Between Servicers and
                         -------------------------------------------------
the Trustee.
- -----------

          Any Servicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Servicer in its capacity as such and not as an originator shall be deemed to be between the Servicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Servicer in its capacity as such except as set forth in Section 3.07.

          SECTION 3.06.  Rights of the Depositor and the Trustee in Respect
                         --------------------------------------------------
of the Master Servicer.
- ----------------------

          The Depositor may, but is not obligated to, enforce the
obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of
           --------
its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

          SECTION 3.07.  Trustee to Act as Master Servicer.
                         ---------------------------------

          In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Master Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Master Servicer hereunder), (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, including but not limited to repurchases or substitutions pursuant to Section 2.02 or 2.03, (iv) responsible for expenses of the Master Servicer pursuant to Section 2.03 or (v) deemed to have made any representations and warranties of the Master Servicer hereunder. Any such assumption shall be subject to Section 7.02. If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default), the Trustee or its successor shall succeed to any rights and obligations of the Master Servicer under each Servicing Agreement. The Trustee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to any Servicing Agreement entered into by the Master Servicer as contemplated by Section 3.02 to the same extent as if the Servicing Agreement had been assigned to the assuming party except that the Master Servicer shall not be relieved of any liability or obligations under any such Servicing Agreement.

          The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Servicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute Servicing Agreement to the assuming party.

          SECTION 3.08.  Collection of Mortgage Loan Payments; Servicing
                         -----------------------------------------------
Accounts; Collection Account; Certificate Account;
- --------------------------------------------------
Distribution Account.
- --------------------

          (a) The Master Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a
Mortgage Note for a period not greater than 120 days; provided, however,
                                                      --------  -------
that the Master Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the Master Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of Section 4.01 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

          (b) In those cases where a Servicer is servicing Mortgage Loans pursuant to a Servicing Agreement, the Master Servicer shall cause the Servicer, pursuant to the Servicing Agreement, to establish and maintain one or more Servicing Accounts, each of which shall be an Eligible Account. The Servicer will be required under its Servicing Agreement to deposit into the Servicing Account on a daily basis no later than the Business Day following receipt, all proceeds of Mortgage Loans received by the Servicer, less its Servicing Fees and unreimbursed Servicer Advances and expenses, to the extent permitted by the Servicing Agreement. The Servicer shall not be required to deposit in the Servicing Account payments or collections in the nature of prepayment charges or late charges.

          (c) The Master Servicer shall establish and maintain a Collection Account into which the Master Servicer shall deposit or cause to be deposited on or before each Withdrawal Date payments, collections and Servicer Advances remitted by Servicers in respect of the Mortgage Loans.

          (d) On or before the Withdrawal Date in each calendar month, the Master Servicer shall cause the Servicer, pursuant to the Servicing Agreement, to remit to the Master Servicer for deposit in the Collection Account all funds held in the Servicing Account with respect to each Mortgage Loan serviced by such Servicer that are required to be remitted to the Master Servicer. The Servicer will also be required, pursuant to the Servicing Agreement, to advance on or before each such Withdrawal Date amounts equal to any Scheduled Payments (net of its Servicing Fees with respect thereto) not received on any Mortgage Loans by the Servicer (such amount, a "Servicer Advance"). The Servicer's obligation to advance with respect to each Mortgage Loan will continue up to and including the first day of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such Servicer Advances received by the Master Servicer shall be deposited promptly by it in the Collection Account or the Certificate Account, as appropriate.


          Within five Business Days after the receipt by a Servicer of a Principal Prepayment in Full or any Liquidation Proceeds or Insurance Proceeds (not required to be applied to the restoration or repair of the related Mortgaged Property), the Master Servicer shall cause such Servicer, pursuant to the related Servicing Agreement, to remit such amounts to the Master Servicer for deposit in the Collection Account.

          (e) The Master Servicer shall establish and maintain a Certificate Account into which the Master Servicer shall deposit or cause to be deposited on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Servicers or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off
Date) and the following amounts required to be deposited hereunder:

               (i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments and the principal component of any Servicer Advance;

              (ii) all payments on account of interest on the Mortgage Loans, net of the sum of the related Master Servicing Fee and related Servicing Fee, and the interest component of any Servicer Advance;

             (iii) all Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the related Servicer), other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

              (iv) any amount required to be deposited by the Master Servicer pursuant to Section 3.08(g) in connection with any losses on Permitted Investments;

               (v) any amounts required to be deposited by the Master Servicer pursuant to Sections 3.12 and 3.14;

              (vi) all Purchase Prices from the Master Servicer or Seller and all Substitution Adjustment Amounts;

             (vii)  all Advances made by the Master Servicer pursuant to
Section 4.01; and

            (viii)  any other amounts required to be deposited hereunder.


          In addition, with respect to any Mortgage Loan that is subject to a buydown agreement, on each Due Date for such Mortgage Loan, in addition to the monthly payment remitted by the Mortgagor, the Master Servicer shall cause funds to be deposited into the Certificate Account in an amount required to cause an amount of interest to be paid with respect to such Mortgage Loan equal to the amount of interest that has accrued on such Mortgage Loan from the preceding Due Date at the Mortgage Rate net of the Master Servicing Fee on such date.

          The foregoing requirements for remittance by the Master Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be remitted by the Master Servicer. In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Certificate Account to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining the Certificate Account which describes the amounts deposited in error in the Certificate Account. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

          (f) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

               (i) the aggregate amount remitted by the Master Servicer to the Trustee pursuant to Section 3.11(a);



              (ii) any amount deposited by the Master Servicer pursuant to Section 3.08(g) in connection with any losses on Permitted Investments; and

             (iii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

          In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

          (g) Each institution at which the Certificate Account or the Distribution Account is maintained shall invest the funds therein as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Certificate Account, the second Business Day next preceding the related Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Account Deposit Date) and (ii) in the case of the Distribution Account, the Business Day next preceding the Distribution
Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account or the Distribution Account shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in the Certificate Account or the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer in the Certificate Account or paid to the Trustee for deposit into the Distribution Account, as applicable. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with this Section 3.08.

          (h) The Master Servicer shall give notice to the Trustee, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Master Servicer, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account not later than 30 days and not more than 45 days prior to any change thereof.

          SECTION 3.09.  Collection of Taxes, Assessments and Similar Items;
                         ---------------------------------------------------
Escrow Accounts.
- ---------------

          (a) To the extent required by the related Mortgage Note and not violative of current law, the Master Servicer shall cause each Servicer to establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer or any Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

          (b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Master Servicer or the related Servicer out of related collections for any payments made pursuant to Sections 3.12 (with respect to taxes and assessments and insurance premiums) and 3.13 (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 9.01. The Escrow Accounts shall not be a part of the Trust Fund.

          (c) The Master Servicer shall advance any payments referred to in Section 3.09(a) that are not timely paid by the Mortgagors or advanced by the Servicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

          SECTION 3.10.  Access to Certain Documentation and Information
                         -----------------------------------------------
Regarding the Mortgage Loans.
- ----------------------------

          The Master Servicer shall afford, or shall cause the Servicers to afford, the Depositor and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer.

          Upon reasonable advance notice in writing, the Master Servicer will provide, or will cause the Servicers to provide, to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Master Servicer
              --------
and any Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Master Servicer or such Servicer in providing such reports and access.

          SECTION 3.11.  Permitted Withdrawals from the Certificate Account
                         --------------------------------------------------
and the Distribution Account.
- ----------------------------

          (a) The Master Servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

               (i)  to pay to the Master Servicer or the related Servicer
(to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Master Servicer, as additional master servicing compensation, earnings on or investment income with respect to funds in or credited to the Certificate Account;

              (ii)  to reimburse the Master Servicer or the related
Servicer for unreimbursed Advances or Servicer Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance or Servicer Advance was made;

             (iii) to reimburse the Master Servicer for any Nonrecoverable Advance previously made;

              (iv) to reimburse the Master Servicer for Insured Expenses from the related Insurance Proceeds;

               (v) to reimburse the Master Servicer for (a) unreimbursed Servicing Advances, the Master Servicer's right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) which represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.09 and (b) for unpaid Master Servicing Fees as provided in
Section 3.14;

              (vi) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.14, all amounts received thereon after the date of such purchase;

             (vii) to reimburse the Seller, the Master Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to
Section 6.03;


            (viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

              (ix) on or prior to the Distribution Account Deposit Date, to withdraw an amount equal to the related Available Funds and the Trustee Fee for such Distribution Date, to the extent on deposit, and remit such amount to the Trustee for deposit in the Distribution Account; and

               (x) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01.

          The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such subclauses
(i), (ii), (iv), (v) and (vi). Prior to making any withdrawal from the Certificate Account pursuant to subclause (iii), the Master Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

          (b) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders and Financial Security, and deposits to the Rounding Account, in the manner specified in this Agreement (and to withhold from the amounts so withdrawn the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of
Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

               (i) to pay to itself the Trustee Fee for the related Distribution Date;



              (ii) to pay to the Master Servicer as additional servicing compensation earnings on or investment income with respect to funds in the Distribution Account;

             (iii) to withdraw and return to the Master Servicer any amount deposited in the Distribution Account and not required to be deposited therein; and

              (iv) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01.


          SECTION 3.12.  Maintenance of Hazard Insurance; Maintenance of
                         -----------------------------------------------
Primary Insurance Policies.
- --------------------------

          (a) The Master Servicer shall cause to be maintained, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (y) the outstanding principal balance of the Mortgage Loan and (z) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. To the extent it may do so without breaching the related Servicing Agreement, the Master Servicer shall replace any Servicer that does not cause such insurance, to the extent it is available, to be maintained. Any amounts collected by the Master Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Certificate Account or the related Servicing Account, as applicable. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certifi-cateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds to the extent permitted by Section 3.11. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Master Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the least of (i) the original principal balance of the related Mortgage Loan, (ii) the replacement value of the improvements which are part of such Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program.

          In the event that the Master Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If such policy contains a deductible clause, the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12, and there shall have been a loss that would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Depositor, and the Trustee for the benefit of the Certificate-holders, claims under any such blanket policy.

          (b) The Master Servicer shall not take, or permit any Servicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or any Servicer, would have been covered thereunder. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with a Qualified Insurer. The Master
Servicer shall not be required to maintain any Primary Insurance Policy with respect to any Mortgage Loan with a Loan-to-Value Ratio less than or equal to 80% as of any date of determination or, based on a new appraisal, the principal balance of such Mortgage Loan represents 80% or less of the new Appraised Value. The Master Servicer agrees to effect the timely payment of the premiums on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Master Servicer from the related liquidation proceeds.

          In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present, or cause the related Servicer to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by a Servicer or the Master Servicer under any Primary Insurance Policies shall be deposited in the Servicing Account, the Collection Account or the Certificate Account, as applicable.

          SECTION 3.13.  Enforcement of Due-On-Sale Clauses; Assumption
                         ----------------------------------------------
Agreements.
- ----------

          (a) Except as otherwise provided in this Section 3.13, when any property subject to a Mortgage has been conveyed by the Mortgagor, the
Master Servicer or the related Servicer shall to the
extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy.  Notwithstanding the foregoing, neither the Master Servicer nor the related Servicer is required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that (i)
the Master Servicer or the related Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Master Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall
                                  --------
continue to be covered (if so covered before the Master Servicer enters such agreement) by the applicable Required Insurance Policies. The Master Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Master Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

          (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Master Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Master Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Master Servicer shall notify, or cause the related Servicer to notify, the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Master Servicer or any Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as additional master servicing compensation.

          SECTION 3.14.  Realization Upon Defaulted Mortgage Loans;
                         ------------------------------------------
Repurchase of Certain Mortgage Loans.
- ------------------------------------

          The Master Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments.  In connection with such foreclosure or other conversion, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall meet the requirements of the insurer under any Required Insurance Policy; provided,
however, that with the prior written                             --------
- -------
consent of Financial Security, the Servicer may enter into, and shall give the Rating Agencies notice of, a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of one or more Classes of Subordinated Certificates or a holder of a class of securities representing interests in one or more Classes of Subordinated Certificates and provided, further, that entering into such special servicing agreement
    --------  -------
shall not result in the downgrading or withdrawal of the respective ratings when assigned to the Certificates. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account). The Master
Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however,
                            --------  -------
that it shall be entitled to reimbursement thereof from the liquidation proceeds with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Master Servicer has knowledge that a Mortgaged Property which the Master Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a 1 mile radius of any site listed in the Expenditure
Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environ-mental or hazardous waste risks known to the Master Servicer, the Master Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

          With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders.
The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Master Servicer shall ensure that the title to such REO Property references the Pooling and Servicing Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificate-holders for the period prior to the sale of such REO Property.
The Master Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Master Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for filing.

          In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such Mortgaged Property prior to two years after its acquisition by the Trust Fund unless the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" on the REMIC as defined in section 860F of the Code or cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

          The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimburse-ment to the Master Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Master Servicing Fees, Servicing Fees, Advances, Servicer Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current and adjustments, if applicable, to the Mortgage Rate were being made in accordance with the terms of the Mortgage Note) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

          The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Servicer for any related unreimbursed Servicing Advances, Master Servicing Fees and Servicing Fees, as applicable; second, to reimburse the Master Servicer or the related Servicer for any unreimbursed Advances or Servicer Advances, as applicable, and to reimburse the Certificate Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Master Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Advance or Servicer Advance has been made for such amount or any such Advance or Servicer Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Adjusted Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Master Servicer as additional servicing compensation pursuant to Section 3.17.

          The Master Servicer, in its sole discretion, shall have the right to purchase for its own account from the Trust Fund any Mortgage
Loan which is 91 days or more delinquent at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Certificate Account and the Trustee, upon receipt of a certificate from the Master Servicer in the form of Exhibit N hereto, shall release or cause to be released to the purchaser of such Mortgage
Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage
Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

          SECTION 3.15.  Trustee to Cooperate; Release of Mortgage Files.
                         -----------------------------------------------


          Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by delivering, or causing to be delivered, a "Request for Release" substantially in the form of Exhibit N. Upon receipt of such request, the Trustee shall promptly release the related Mortgage File to the Master Servicer, and the Trustee shall at the Master Servicer's direction execute and deliver to the Master Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Master Servicer, together with the Mortgage Note with written evidence of cancellation thereon. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Master Servicer or, at the Master Servicer's direction, to the related Servicer. Subject to the further limitations set forth below, the Master Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Master Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit N, signed by a Servicing Officer.

          If the Master Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Master Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

          SECTION 3.16.  Documents, Records and Funds in Possession of the
                         -------------------------------------------------
Master Servicer to be Held for the Trustee.
- ------------------------------------------
          Notwithstanding any other provisions of this Agreement, the Master Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Certificate Account, shall be held by the Master Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, Distribution Account or any Escrow Account or Servicing Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

          SECTION 3.17.  Servicing Compensation.
                         ----------------------

          As compensation for its activities hereunder, the Master Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) included in the Trust Fund to retain or withdraw from the Certificate Account an amount equal to the Master Servicing Fee for such Distribution Date.

          Additional master servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments shall be retained by the Master Servicer to the extent not required to be deposited in the Certificate Account pursuant to Section 3.08. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of any premiums for hazard insurance and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

          As compensation for is activities under its Servicing Agreement, each Servicer shall be entitled to retain out of each payment of interest on a Mortgage Loan (or portion thereof) included in the Trust Fund an amount equal to interest at the applicable Servicing Fee Rate on the Stated Principal Balance of the related Mortgage Loan for the period covered by such interest payment.

          Additional servicing compensation in the form of prepayment penalties, assumption fees and late payment charges shall be retained by the Servicers to the extent not required to be deposited in the Servicing Accounts pursuant to the related Servicing Agreement. Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities under its Servicing Agreement (including payment of any premium for hazard insurance and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement and its Servicing Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in its Servicing Agreement and not inconsistent with this Agreement.

          In the event of any Prepayment Interest Shortfall, the aggregate Master Servicing Fee for such Distribution Date shall be reduced (but not below zero) by an amount equal to such Prepayment Interest Shortfall.

          SECTION 3.18.  Access to Certain Documentation.
                         -------------------------------

          The Master Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinated Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer. Nothing in this Section 3.18 shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer or any Servicer to provide access as provided in this Section 3.18 as a result of such obligation shall not constitute a breach of this Section 3.18.

          SECTION 3.19.  Annual Statement as to Compliance.
                         ---------------------------------

          The Master Servicer shall deliver to the Depositor and the Trustee on or before 120 days after the end of the Master Servicer's fiscal year, commencing with its 1996 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (iii) to the best of such officer's knowledge, each Servicer has fulfilled all its obligations under its Servicing Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall forward a copy of each such statement to each Rating Agency.

          SECTION 3.20.  Annual Independent Public Accountants' Servicing
                         ------------------------------------------------
Statement; Financial Statements.
- -------------------------------

          On or before 120 days after the end of the Master Servicer's fiscal year, commencing with its 1996 fiscal year, the Master Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements substantially similar to this Agreement (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC, such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided that such statement is
                                          --------
delivered by the Master Servicer to the Trustee.

          SECTION 3.21.  Errors and Omissions Insurance; Fidelity Bonds.
                         ----------------------------------------------
          The Master Servicer shall obtain and maintain in force, and shall cause each Servicer to obtain and maintain in force, (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder or as Servicer under its Servicing Agreement, as the case may be, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer meeting the requirements set forth above as of the date of such replacement.

                                  ARTICLE IV

                              DISTRIBUTIONS AND
                       ADVANCES BY THE MASTER SERVICER

          SECTION 4.01.  Advances.
                         --------

          The Master Servicer shall determine on or before each Master Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Master Servicer determines it is required to make an Advance, it shall, on or before the Master Servicer Advance Date, either (i) deposit into the Certificate Account an amount equal to the Advance or (ii) make an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distribution has been used by the Master Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Master Servicer by deposit in the Certificate Account no later than the close of business on the next Master Servicer Advance Date. The Master Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section 4.01 as provided in Section 3.11. The obligation to make Advances with respect to any Mortgage Loan shall continue if such Mortgage Loan has been foreclosed or otherwise terminated and the related Mortgaged Property has not been liquidated. The Master Servicer shall inform the Trustee of the amount of the Advance to be made on each Master Servicer Advance Date no later than the second Business Day before the related Distribution Date.

          The Master Servicer shall deliver to the Trustee on the related Master Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Advance determined by the Master Servicer to be a Nonrecoverable Advance.

          SECTION 4.02.  Priorities of Distribution.
                         --------------------------

          (a) On each Distribution Date, the Trustee shall withdraw the Available Funds from the Distribution Account and apply such funds to distributions on the Certificates and to the payment of the Aggregate FSA Premium, in the following order and priority and, in each case, to the extent of Available Funds remaining:

               (i) as long as no Financial Security Default exists, to Financial Security, the Aggregate FSA Premium;

              (ii) to each interest-bearing Class of Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated pro rata among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall;


             (iii)  (Reserved for distribution of Accrual Amount, if any.)

              (iv) to each Class of Senior Certificates concurrently as follows:

                    (x) to the Class PO Certificates, an amount allocable to principal equal to the PO Formula Principal Amount, up to the outstanding Class Certificate Balance of the Class PO Certificates;

                    (y)  on each Distribution Date prior to the Senior
Credit Support Depletion Date, the Non-PO Formula Principal Amount, up to the amount of the Senior Principal Distribution Amount for such Distribution Date will be distributed as principal to the following Classes of Senior Certificates, in the following order of priority:

                         (1)  to the Class A-R Certificates until the
Class Certificate Balance thereof has been reduced to zero;

                         (2)  concurrently, to the Class A-1 and Class A-8
Certificates, pro rata, until the Class Certificate Balances thereof have been reduced to zero;

                         (3)  sequentially, to the Class A-2 and Class A-3
Certificates, in that order, until the Class Certificate Balances thereof have been reduced to zero; and

                         (4)  to the Class A-4 Certificates, until the
Class Certificate Balance thereof has been reduced to $9,897,525;

                         (5) concurrently, 43.4659653458% to the Class A-4 Certificates and 56.5340346542% to the Class A-5
Certificates, until the Class Certificate Balances thereof have been reduced to zero; and

                         (6)  sequentially, to the Class A-6 and Class A-7
Certificates, in that order, until the Class Certificate Balances thereof have been reduced to zero.

                    (z)  on each Distribution Date prior to the Senior
Credit Support Depletion Date, the Non-PO Formula Principal Amount, up to the Class A-9
               Principal Distribution Amount for such Distribution Date, will be distributed as principal to the Class A-9 Certificates until the Class Certificate Balance thereof has been reduced to zero;

              (v) to the Class PO Certificates, any Class PO Deferred Amount, up to an amount not to exceed the amount calculated pursuant to clause (A) of the definition of the Subordinated Principal Distribution Amount actually received or advanced for such Distribution Date (with such amount to be allocated first from amounts calculated pursuant to (A)(iii) of the definition of Subordinated Principal Distribution Amount);

              (vi) to each Class of Subordinated Certificates, subject to paragraph (e) below, in the following order of priority:

                    (A) to the Class B-1 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                    (B) to the Class B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                    (C) to the Class B-2 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                    (D) to the Class B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                    (E) to the Class B-3 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                    (F) to the Class B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                    (G) to the Class B-4 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;


                    (H) to the Class B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                    (I) to the Class B-5 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                    (J) to the Class B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                    (K) to the Class B-6 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date; and

                    (L)  to the Class B-6 Certificates, an amount


allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero; and

             (vii)  to the Class A-R Certificates, any remaining Available
Funds.

          On any Distribution Date, amounts distributed in respect of Class PO Deferred Amounts will not reduce the Class Certificate Balance of the Class PO Certificates.

          On any Distribution Date, to the extent the Amount Available for Senior Principal is insufficient to make the full distribution required to be made pursuant to clause (a)(iv) above, (A) the amount distributable on the Class PO Certificates in respect of principal shall be equal to the product of (1) the Amount Available for Senior Principal and (2) a fraction, the numerator of which is the PO Formula Principal Amount and the denominator of which is the sum of the PO Formula Principal Amount, the Senior Principal Distribution Amount and the Class A-9 Principal Distribution Amount, (B) the amount distributable on the Senior Certificates, other than the Class A-9 and Class PO Certificates, in respect of principal shall be equal to the product of (1) the Amount Available for Senior Principal and (2) a fraction, the numerator of which is the Senior Principal Distribution Amount and the denominator of which is the sum of the Senior Principal Distribution Amount, the Class A-9 Principal Distribution Amount and the PO Formula Principal Amount and (C) the amount distributable on the Class A-9 Certificates in respect of principal shall be equal to the product of (1) the Amount Available for Senior Principal and (2) a fraction, the numerator of which is the Class A-9 Principal Distribution Amount and the denominator of which is the sum of the Senior Principal Distribution Amount, the Class A-9 Principal Distribution Amount and the PO Formula Principal Amount.

          (b)  (Reserved for allocation of Accrual Amount, if any.)

          (c) On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth in Section 4.02(a)(iv)(y) and (z), the portion of Available Funds available to be distributed to the Senior Certificates specified in such Section will be distributed among such Classes, pro rata, on the basis of their respective Class Certificate Balances (prior to making any distributions on such Distribution Date) and until the Class Certificate Balances thereof are reduced to zero.

          (d)  On each Distribution Date, the amount referred to in clause
(i) of the definition of Class Optimal Interest Distribution Amount for such Distribution Date for each Class of Certificates shall be reduced by
(i) the related Class' pro rata share (based on the Class Optimal Interest Distribution Amount for each Class before reduction pursuant to this
Section 4.02(d)) of Net Prepayment Interest Shortfalls and (ii) the related Class' Allocable Share of (A) after the Special Hazard Coverage Termination Date, with respect to each Mortgage Loan that became a Special Hazard Mortgage Loan during the calendar month preceding the month of such Distribution Date, the excess of one month's interest at the related Adjusted Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the Bankruptcy Coverage Termination Date, with respect to each Mortgage Loan that became subject to a Bankruptcy Loss during the calendar month preceding the month of such Distribution Date, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date and (D) after the Fraud Loss Coverage Termination Date, with respect to each Mortgage Loan that became a Fraud Loan during the calendar month preceding the month of such Distribution Date the excess of one month's interest at the related Adjusted Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.

          (e)  Notwithstanding the priority and allocation contained in
Section 4.02(a), if, with respect to any Class of Subordinated Certificates, on any Distribution Date the sum of the related Class Subordination Percentages of such Class and of all Classes of Subordinated Certificates which have a higher numerical
Class designation than such Class (the "Applicable Credit Support Percentage") is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments will be made to any such Classes (the "Restricted Classes") and the amount of such Principal Prepayments otherwise distributable to the Restricted Classes shall be distributed to the Classes of Subordinated Certificates having lower numerical Class designations than such Class, pro rata, based on their respective Class Certificate Balances immediately prior to such Distribution Date and shall be distributed in the sequential order set forth in Section 4.02(a)(vi).

          SECTION 4.03.  Distributions in Reduction of the Class A-7
                         -------------------------------------------
Certificates.
- -------------

          (a) Except as provided in subclauses (d) and (f) below, on each Distribution Date on which distributions in reduction of the Class Certificate Balance of the Class A-7 Certificates are made, such distributions will be made in an amount up to but not exceeding $10,000 per request. Thereafter, distributions will be made up to a second $10,000 per request. This sequence of priorities will be repeated for each request for principal distributions made by the Certificate Owners of the Class A-7 Certificates until all such requests have been honored.

          Requests for distributions in reduction of the Certificate Balances of Class A-7 Certificates presented in accordance with the provisions of paragraph (a) above will be accepted in the order of priority established by the random lot procedures of the Depository. All requests for distributions in reduction of the Certificate Balance of the Class A-7 Certificates with respect to any Distribution Date shall be made in accordance with Section 4.03(c) below and must be received by the Depository and forwarded to, and received by, the Trustee no later than the close of business on the related Record Date. Requests for distributions which are received by the Depository and forwarded to the Trustee after the related Record Date and requests, in either case, for distributions timely received but not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the Certificate Balances of the applicable Class A-7 Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 4.03(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Class A-7 Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of beneficial ownership of any Class A-7 Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee of notification of such withdrawal using a form required by the Depository.

          Distributions in reduction of the Certificate Balances of Class
A-7 Certificates will be applied, in the aggregate, to the Class A-7 Certificates in an amount equal to the portion of the Available Funds distributable to the Class A-7 Certificates pursuant to Section
4.02(a)(iv), plus any amounts available for distribution from the Rounding Account pursuant to Section 4.03(e), provided that the aggregate distribution in reduction of the Class Certificate Balance of the Class A-7 Certificates on any Distribution Date is made in an integral multiple of $1,000.

          (b) Class A-7 Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. Class A-7 Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Individual Class A-7 Certificates greater than the number of Individual Class A-7 Certificates of which such trust is the beneficial owner. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interests shall include the power to sell, transfer or otherwise dispose of a Class A-7 Certificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the Certificate Balances of the Class A-7 Certificates payable with respect thereto.

          (c) Requests for distributions in reduction of the Certificate Balance of a Class A-7 Certificate must be made by delivering a written request therefor to the Depository Participant or Indirect Participant that maintains the account evidencing the Certificate Owner's interest in such Class A-7 Certificate. Such Depository Participant or Indirect Participant should in turn make the request of the Depository (or, in the case of an Indirect Participant, such Indirect Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) on a form required by the Depository and provided to the Depository Participant. Upon receipt of such request, the Depository will date and time stamp such request and forward such request to the Trustee. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt or requests for such distributions received by it on the same day. The Trustee shall not be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Participant.


          In the event any requests for distributions in reduction of the Certificate Balances of Class A-7 Certificates are rejected by the Trustee for failure to comply with the requirements of this Section 4.03, the Trustee shall return such requests to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

          The Trustee shall maintain a list of those Depository Participants representing the Certificate Owners of Class A-7 Certificates that have submitted requests for distributions in reduction of the Certificate Balances of such Class A-7 Certificates, together with the order of receipt and the amounts of such requests. The Trustee shall notify the Depository and the appropriate Depository Participants as to which requests should be honored on each Distribution Date. Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.03. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations shall be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters shall be final and binding on all affected Persons.

          Payments in reduction of the Certificate Balances of Class A-7 Certificates shall be made on the applicable Distribution Date and the Certificate Balances as to which such payments are made shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs.

          Any Certificate Owner of a Class A-7 Certificate which has requested a distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Participant that maintains such Certificate Owner's account. In the event that such account is maintained by an Indirect Participant, such Indirect Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request, on a form required by the Depository, to the Trustee. If such notice of withdrawal of a request for distribution has not been received by the Depository and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Certificate Balance of such Class A-7 Certificate on such Distribution Date.

          (d) To the extent, if any, that distributions in reduction of the Class Certificate Balance of Class A-7 Certificates on a Distribution Date exceed the aggregate Certificate Balances of the Class A-7
Certificates with respect to which distribution requests have been received by the related
Record Date, as provided in Section 4.03(a) above, distributions in reduction of the Class Certificate Balance of the Class A-7 Certificates will be made by mandatory distributions in reduction thereof. The Trustee shall notify the Depository of the aggregate amount of the mandatory distribution in reduction of the Class Certificate Balance of the Class A-7 Certificates to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among its Depository
Participants on a random lot basis. Each Depository Participant and, in turn, each Indirect Participant, will then select, in accordance with its own procedures, Individual Class A-7 Certificates from among those held in its accounts to receive mandatory distributions in reduction of the Class Certificate Balance of the Class A-7 Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Participants which hold Class A-7 Certificates selected for mandatory distributions in reduction of the Class Certificate Balance are required to provide notice of such mandatory distributions to the affected Certificate Owners.

          (e) On the Closing Date, the Rounding Account shall be established with the Trustee and Donaldson, Lufkin & Jenrette Securities Corporation shall cause to be initially deposited the sum of $1,000 in the Rounding Account. On each Distribution Date on which a distribution is made in reduction of the Class Certificate Balance of the Class A-7 Certificates, funds on deposit in the Rounding Account shall be, to the extent needed, withdrawn by the Trustee and applied to round upward to an integral multiple of $1,000 the aggregate distribution in reduction of the Class Certificate Balance to be made on the Class A-7 Certificates. Rounding of such distribution on the Class A-7 Certificates shall be accomplished, on the first such Distribution Date, by withdrawing from the Rounding Account the amount of funds, if any, needed to round the amount otherwise available for such distribution in reduction of the Class Certificate Balance of the Class A-7 Certificates upward to the next integral multiple of $1,000. On each succeeding Distribution Date on which distributions in reduction of the Class Certificate Balance of the Class A-7 Certificates are to be made, the aggregate amount of such distributions allocable to the Class A-7 Certificates shall be applied first to repay any funds withdrawn from the Rounding Account and not previously repaid, and then the remainder of such allocable amount, if any, shall be similarly rounded upward and applied as distributions in reduction of the Class Certificate Balance of the Class A-7 Certificates; this process shall continue on succeeding Distribution Dates until the Class Certificate Balance of the Class A-7 Certificates has been reduced to zero. The Rounding Account shall be an "outside reserve fund" under the REMIC Provisions that is beneficially owned for all federal income tax purposes by Donaldson, Lufkin & Jenrette Securities
Corporation. Donaldson, Lufkin & Jenrette Securities Corporation shall report all income, gain, deduction or loss with respect thereto. The Trustee shall distribute interest earnings, if any, on amounts held in the Rounding Account as such interest is earned pursuant to written instructions from Donaldson, Lufkin & Jenrette Securities Corporation to the Trustee.

          Notwithstanding anything herein to the contrary, on the Distribution Date on which distributions in reduction of the Class Certificate Balance of the Class A-7 Certificates will reduce the Class Certificate Balance thereof to zero or in the event that distributions in reduction of the Class Certificate Balance of the Class A-7 Certificates are made in accordance with the provisions set forth in Section 4.03(f), an amount equal to the difference between $1,000 and the sum then held in the Rounding Account shall be paid from the Available Funds for such Distribution Date to the Rounding Account. Any funds then on deposit in the Rounding Account shall be distributed to Donaldson, Lufkin & Jenrette Securities Corporation.

          (f) Notwithstanding any provisions herein to the contrary, on each Distribution Date following the first Distribution Date on or after the Senior Credit Support Depletion Date, distributions in reduction of the Class Certificate Balance of the Class A-7 Certificates will be made among the Holders of the Class A-7 Certificates, pro rata, based on Certificate Balances, and will not be made in integral multiples of $1,000 or pursuant to requested distributions or mandatory distributions by random lot.

          (g) In the event that Definitive Certificates representing the Class A-7 Certificates are issued pursuant to Section 5.02(e), an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Class Certificate Balance of the Class A-7 Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Class A-7 Certificates with the Certificates, with the provisions of this Section 4.03.

          SECTION 4.04.  Policy Matters.
                         --------------

          (a) If, on the second Business Day before any Distribution Date, the Trustee determines that the amount on deposit in the Certificate Account distributable to the Class A-8 Certificateholders pursuant to
Section 4.02 will be insufficient to pay the Guaranteed Distributions on such Distribution Date, the Trustee shall determine the amount of any such deficiency and shall give notice to Financial Security and the Fiscal Agent (as defined in the Policy), if any, by telephone or telecopy of the amount of such deficiency, confirmed in writing by the Notice of Claim by 5:00 p.m., New York City time on such second Business Day. The
Trustee's responsibility for delivering the notice to Financial Security as provided in the preceding sentence is limited to the availability, timeliness and accuracy of the information provided by the Master Servicer.

          (b) In the event the Trustee receives a certified copy of an order of the appropriate court that any scheduled payment of principal or interest on a Class A-8 Certificate has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall
(i) promptly notify Financial Security and the Fiscal Agent, if any, and
(ii) comply with the provisions of the Policy to obtain payment by Financial Security of such voided scheduled payment. In addition, the Trustee shall mail notice to all Holders of the Class A-8 Certificates so affected that, in the event that any such Holder's scheduled payment is so recovered, such Holder will be entitled to payment pursuant to the terms of the Policy, a copy of which shall be made available to such Holders by the Trustee. The Trustee shall furnish to Financial Security and the Fiscal Agent, if any, its records listing the payments on the affected Class A-8 Certificates, if any, that have been made by the Trustee and subsequently recovered from the affected Holders, and the dates on which such payments were made by the Trustee.

          (c) At the time of the execution hereof, and for the purposes hereof, the Trustee shall establish separate special purpose trust accounts on behalf of the Trustee for the benefit of Holders of the Class A-8 Certificates (the "Policy Payments Account") over which the Trustee shall have exclusive control and sole right of withdrawal. The Policy Payments Account shall be an Eligible Account. The Trustee shall deposit any amount paid under the Policy into the Policy Payments Account and distribute such amount only for the purposes of making the payments to Holders of the Class A-8 Certificates in respect of the Guaranteed Distributions (or other amounts payable pursuant to clause (b) above on the Class A-8 Certificates by Financial Security pursuant to the Policy) for which the related claim was made under the Policy. Such amounts shall be allocated by the Trustee to Holders of Class A-8 Certificates affected by such shortfalls in the same manner as principal and interest payments are to be allocated with respect to such Certificates pursuant to Section
4.02. It shall not be necessary for such payments to be made by checks or wire transfers separated from the checks or wire transfers used to make regular payments hereunder with funds withdrawn from the Distribution Account. However, any payments made on the Class A-8 Certificates from funds in the Policy Payments Account shall be noted as provided in subsection (e) below. Funds held in the Policy Payments Account shall not be invested by the Trustee.

          (d) Any funds received from Financial Security for deposit into the Policy Payments Account pursuant to the Policy in respect of a Distribution Date or otherwise as a result of any claim under such Policy shall be applied by the Trustee directly to the payment in full (i) of the Guaranteed Distributions due on such Distribution Date on the Class A-8 Certificates, or (ii) of other amounts payable under the Policy. Funds received by the Trustee as a result of any claim under the Policy shall be used solely for payment to the Holders of the Class A-8 Certificates and may not be applied for any other purpose, including, without limitation, satisfaction of any costs, expenses or liabilities of the Trustee, the Master Servicer or the Trust Fund. Any funds remaining in the Policy Payments Account on the first Business Day after each Distribution Date shall be remitted promptly to Financial Security pursuant to the written instruction of Financial Security.

          (e) The Trustee shall keep complete and accurate records in respect of (i) all funds remitted to it by Financial Security and deposited into the Policy Payments Account and (ii) the allocation of such funds to (A) payments of interest on and principal in respect of any Class A-8 Certificates and (B) Realized Losses allocated to the Class A-8 Certificates. Financial Security shall have the right to inspect such records at reasonable times during normal business hours upon three Business Days' prior notice to the Trustee.

          (f) The Trustee acknowledges, and each Holder of a Class A-8 Certificate by its acceptance of the Class A-8 Certificate agrees, that, without the need for any further action on the part of Financial Security or the Trustee, to the extent Financial Security makes payments, directly or indirectly, on account of principal of or interest on any Class A-8 Certificates, Financial Security will be fully subrogated to the rights of the Holders of such Class A-8 Certificates to receive such principal and interest from the Trust Fund. The Class A-8 Certificateholders, by acceptance of the Class A-8 Certificates, assign their rights as Holders of the Class A-8 Certificates to the extent of Financial Security's interest with respect to amounts paid under the Policy. Anything herein to the contrary notwithstanding, solely for purposes of determining Financial Security's rights, as subrogee for payments distributable pursuant to Section 4.02, any payment with respect to distributions to the Class A-8 Certificates which is made with funds received pursuant to the terms of the Policy shall not be considered payment of the Class A-8 Certificates from the Trust Fund and shall not result in the distribution or the provision for the distribution in reduction of the Class Certificate Balance of the Class A-8 Certificates within the meaning of
Article IV.

          (g) Upon its becoming aware of the occurrence of an Event of Default, the Trustee shall promptly notify Financial Security of such Event of Default.

          (h) The Trustee shall promptly notify Financial Security of either of the following as to which it has actual knowledge: (A) the commencement of any proceeding by or against the Depositor commenced under the United States bankruptcy code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") and (B) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any distribution made with respect to the Class A-8 Certificates as to which it has actual knowledge. Each Holder of a Class A-8 Certificate, by its purchase of Class A-8 Certificates, and the Trustee hereby agrees that Financial Security (so long as no Financial Security Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation,
(i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, Financial Security shall be subrogated to the rights of the Trustee and each Holder of a Class A-8 Certificate in the conduct of any Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

          (i) The Master Servicer shall designate a Financial Security Contact Person who shall be available to Financial Security to provide reasonable access to information regarding the Mortgage Loans. The initial Financial Security Contact Person is Michael W. Perry.

          (j) The Trustee shall surrender the Policy to Financial Security for cancellation upon the expiration of the terms of the Policy as provided in the Policy.

          (k) The Trustee shall send to Financial Security the reports prepared pursuant to Sections 3.16 and 3.17 and the statements prepared pursuant to Section 4.06, as well as any other statements or communications sent to Holders of the Class A-8 Certificates, in each case at the same time such reports, statements and communications are otherwise sent.

          (l) For so long as there is no default by Financial Security under its obligations under the Policy (a "Financial Security Default"), Financial Security shall be treated by the Depositor and the Trustee as if Financial Security were the Holder of all of the Class A-8 Certificates for the purpose (and solely for the purpose) of the giving of any consent, the making of any direction or the exercise of any voting or other control rights otherwise given to the Class A-8 Certificateholders hereunder.

          With respect to this Section 4.04, (i) the terms "Receipt" and "Received" shall mean actual delivery to Financial Security and Financial Security's Fiscal Agent, if any, prior to 5:00 p.m., New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 5:00 p.m., New York City time, shall be deemed to be Receipt on the next succeeding Business Day. If any notice or certificate given under the Policy by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, Financial Security or its Fiscal Agent, if any, shall promptly so advise the Trustee and the Trustee may submit an amended notice and (ii) "Business Day" means any day other than (A) a Saturday or Sunday or (B) a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to be closed.

          SECTION 4.05.  Allocation of Realized Losses.
                         -----------------------------

          (a) On or prior to each Determination Date, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

          Realized Losses with respect to any Distribution Date shall be allocated as follows:

                (i) the applicable PO Percentage of any Realized Loss, including any Excess Loss, shall be allocated to the Class PO Certificates until the Class Certificate Balance thereof is reduced to zero; and

               (ii) (A) the applicable Non-PO Percentage of any Realized
Loss (other than an Excess Loss) shall be allocated first, to the Subordinated Certificates in reverse order of their respective numerical Class designations, until the respective Class Certificate Balance of each such Class is reduced to zero and second, to the Senior Certificates
(other than the Class PO and Class X Certificates), pro rata, on the basis of their respective Class Certificate Balances in each case immediately prior to the related Distribution Date until the respective Class Certificate Balance of each such Class is reduced to zero;

               (B) the applicable Non-PO Percentage of any Excess Losses shall be allocated to the Senior Certificates (other than the Class PO Certificates) and the Subordinated Certificates then outstanding, pro rata, on the basis of their respective Class Certificate Balances or until the Class Certificate Balances thereof have been reduced to zero.

          (b) The Class Certificate Balance of the Class of Subordinated Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the sum of (i) the amount of any payments on the Class PO Certificates in respect of Class PO Deferred Amounts and (ii) the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses and Class PO Deferred Amounts on such Distribution Date) exceeds the Pool Stated Principal Balance for the following Distribution Date.

          (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 4.05(b) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Balances.

          (d) Any allocation of Realized Losses to a Certificate or to any Component or any reduction in the Certificate Balance of a Certificate pursuant to Section 4.05(b) shall be accomplished by reducing the Certificate Balance or Component Balance thereof, as applicable, immediately following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Balance" or "Component Balance," as the case may be. Any payment under the Policy pursuant to Section 4.04 in respect of a Realized Loss allocated to the Class A-8 Certificates shall not result in a further reduction to the Certificate Balances of the Class A-8 Certificates.

          (e) Any Realized Loss allocated to the Class A-8 Certificates will be covered by the Policy.

          SECTION 4.06.  Monthly Statements to Certificate-
                         ----------------------------------
                         holders.
                         -------

          (a) Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Certificateholder, the Master Servicer and the Depositor a statement setting forth with respect to the related distribution:

               (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

              (ii) the amount thereof allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

             (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

              (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

               (v) the Pool Stated Principal Balance for the following Distribution Date;

              (vi) the Senior Percentage and Subordinated Percentage for the following Distribution Date;

             (vii) the amount of the Master Servicing Fees and Servicing Fees paid to or retained by the Master Servicer and the Servicers (with respect to the Servicers, in the aggregate) with respect to such Distribution Date;

            (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

              (ix) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

               (x) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to
30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure and delinquent (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

              (xi) for each of the preceding 12 calendar months, or all calendar months since the Cut-off Date, whichever is less, the aggregate dollar amount of the Scheduled Payments (A) due on all Outstanding Mortgage Loans on each of the Due Dates in each such month and (B) delinquent 60 days or more on each of the Due Dates in each such month;

             (xii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the
Determination  Date  preceding  such  Distribution  Date  and  the   date  of
acquisition thereof;

            (xiii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

             (xiv) the Senior Prepayment Percentage for the following Distribution Date;

              (xv) the aggregate amount of Realized Losses incurred during the preceding calendar month and aggregate Realized Losses through such Distribution Date;

             (xvi) the Special Hazard Loss Coverage Amount, the Fraud Loss Coverage Amount and the Bankruptcy Loss Coverage Amount, in each case as of the related Determination Date; and

            (xvii) the Guaranteed Distributions for such Distribution Date and amounts in respect of the Guaranteed Distributions paid under the Policy.

          (b) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer. The Trustee will send a copy of each statement provided pursuant to this Section 4.06 to each Rating Agency.

          (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificate-holder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and
(a)(vii) of this Section 4.06 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

          SECTION 4.07.  Determination of Pass-Through Rates for COFI
                         --------------------------------------------
Certificates.
- ------------

          The Pass-Through Rate for each Class of COFI Certificates for each Interest Accrual Period after the initial Interest Accrual Period shall be determined by the Trustee as provided below on the basis of the Index and the applicable formulae appearing in footnotes corresponding to the COFI Certificates in (1) to the table relating to the Certificates in the Preliminary Statement.

          Except as provided below, with respect to each Interest Accrual Period following the initial Interest Accrual Period, the Trustee shall not later than two Business Days following the publication of the applicable Index determine the Pass-Through Rate at which interest shall accrue in respect of the COFI Certificates during the related Interest Accrual Period.

          Except as provided below, the Index to be used in determining the respective Pass-Through Rates for the COFI Certificates for a particular Interest Accrual Period shall be COFI for the second calendar month preceding such Interest Accrual Period. If at the Outside Reference Date for any Interest Accrual Period, COFI for the second calendar month preceding such Interest Accrual Period has not been published, the Trustee shall use COFI for the third calendar month preceding such Interest Accrual Period. If COFI for neither the second nor third calendar months preceding any Interest Accrual Period has been published on or before the related Outside Reference Date, the Index for such Interest Accrual Period and for all subsequent Interest Accrual Periods shall be the National Cost of Funds Index for the third calendar month preceding such Interest Accrual Period (or the fourth preceding calendar month if such National Cost of Funds Index for the third preceding calendar month has not been published by such Outside Reference Date). In the event that the National Cost of Funds Index for neither the third nor fourth calendar months preceding an Interest Accrual Period has been published on or before the related Outside Reference Date, then for such Interest Accrual Period and for each succeeding Interest Accrual Period, the Index shall be LIBOR, determined in the manner set forth below.

          On each Interest Determination Date so long as the COFI Certificates are outstanding and the applicable Index therefor is LIBOR, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available.

          With respect to any Interest Accrual Period for which the applicable Index is LIBOR, LIBOR for such Interest Accrual Period will be established by the Trustee on the related Interest Determination Date as follows:

          (a) If on any Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

          (b) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

          From such time as the applicable Index becomes LIBOR until all of the COFI Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purposes of determining LIBOR with respect to each interest Determination Date. The Master Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or
(ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

          In determining LIBOR and any Pass-Through Rate for the COFI Certificates or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Reuters Screen) from the Reference Banks or the New York City banks as to LIBOR or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 4.07.

          The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.


          SECTION 4.08.  Determination of Pass-Through Rates for LIBOR
                         ---------------------------------------------
Certificates.
- ------------

          On each Interest Determination Date so long as the LIBOR Certificates are outstanding, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits to leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and provisions for Swaps, 1986 Edition), to the extent available.

          LIBOR for the next Interest Accrual Period will be established by the Trustee on each interest Determination Date as follows:

          (a) If on any interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

          (b) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New
York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

          (c) If on any interest Determination Date the trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be LIBOR as determined on the preceding Interest Determination Date, or, in the case of the first Interest Determination Date, the Initial LIBOR Rate.

          Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each Interest Determination Date. The Master Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

          The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Trustee on each Interest Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

          In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Reuters Screen) from the Reference Banks or the New York City banks as to LIBOR or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 4.08.

          The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

                                  ARTICLE V

                               THE CERTIFICATES

          SECTION 5.01.  The Certificates.
                         ----------------

          The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

          Subject to Section 9.02 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) a Notional Amount Certificate, (B) 100% of the Class Certificate Balance of any Class of Certificates or (C) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certifi-cateholder at the address of such holder appearing in the Certificate Register. Payments to Financial Security shall be by wire transfer of immediately available funds.

          The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of any such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certif-icate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All
Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

          The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.


          SECTION 5.02.  Certificate Register; Registration of Transfer and
                         --------------------------------------------------
Exchange of Certificates.
- ------------------------

          (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and
(c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

          At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.


          No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

          All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

          (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit J (the "Transferor Certificate") and (i) deliver a letter in substantially the form of either Exhibit K (the "Investment Letter") or Exhibit L (the "Rule 144A Letter") or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor, the Seller and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (in the event such Certificate is a Private Certificate or a Residual Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit K or Exhibit L), to the effect that such transferee is not an employee benefit plan or arrangement subject to
Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not furnished, such representation shall be deemed to have been made to the Trustee by the transferee's (including an initial acquiror's) acceptance of the ERISA-Restricted Certificates. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

          To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

          (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (i)  Each Person holding or acquiring any Ownership
Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

              (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

             (iii)  Each Person holding or acquiring any Ownership
Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

              (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this
Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this
Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The
Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual
Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

               (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

          The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Seller or the Master Servicer, to the effect that the elimination of such restrictions will not cause the Trust Fund hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

          (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

          (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

          All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.


          If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor, (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Master Servicer, the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Master Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the
                                                         --------
Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

          SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen
                         ------------------------------------
Certificates.
- ------------

          If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Master Servicer and the Trustee such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 5.04.  Persons Deemed Owners.
                         ---------------------
          The Master Servicer, the Trustee and any agent of the Master Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master Servicer, the Trustee nor any agent of the Master Servicer or the Trustee shall be affected by any notice to the contrary.

          SECTION 5.05.  Access to List of Certificateholders' Names and
                         -----------------------------------------------
Addresses.
- ---------

          If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or Master Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

          SECTION 5.06.  Maintenance of Office or Agency.
                         -------------------------------

          The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                  ARTICLE VI

                    THE DEPOSITOR AND THE MASTER SERVICER

          SECTION 6.01.  Respective Liabilities of the Depositor and the
                         -----------------------------------------------
Master Servicer.
- ---------------

          The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

          SECTION 6.02.  Merger or Consolidation of the Depositor or the
                         -----------------------------------------------
Master Servicer.
- ---------------

          The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that
                                                 --------  -------
the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

          SECTION 6.03.  Limitation on Liability of the Depositor, the
                         ---------------------------------------------
Seller, the Master Servicer and Others.
- --------------------------------------

          None of the Depositor, the Seller, the Master Servicer or any of the directors, officers, employees or agents of the Depositor, the Seller or the Master Servicer shall be under any liability to the
Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the
          --------  -------
Depositor, the Seller, the Master Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Seller, the Master Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Seller, the Master Servicer and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed
                                               ----- -----
and submitted by any Person respecting any matters arising hereunder. The Depositor, the Seller, the Master Servicer and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Seller or the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the
                      --------  -------
Seller or the Master Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account.

          SECTION 6.04.  Limitation on Resignation of the Master Servicer.
                         ------------------------------------------------
          The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates, without regard to the guaranty provided by the Policy, in the case of the Class A-8 Certificates, or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor master servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

                                 ARTICLE VII

                                   DEFAULT

          SECTION 7.01.  Events of Default.
                         -----------------

          "Event of Default," wherever used herein, means any one of the following events:

               (i) any failure by the Master Servicer to deposit in the Certificate Account or remit to the Trustee any payment (other than a payment required to be made under Section 4.01) required to be made under the terms of this Agreement, which failure shall continue unremedied for five days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

              (ii) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, which failure shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

             (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

             (iv) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

               (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

              (vi) so long as the Master Servicer is the Seller, any failure by the Seller to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller contained in this Agreement, which failure shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Seller by the Trustee or the Depositor, or to the Seller and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

             (vii) any failure of the Master Servicer to make any Advance in the manner and at the time required to be made pursuant to Section 4.01 which continues unremedied for a period of one Business Day after the date of such failure.

          If an Event of Default described in clauses (i) to (vi) of this
Section 7.01 shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or at the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, the Trustee shall by notice in writing to the Master Servicer (with a copy to each Rating
Agency and Financial Security), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause
(vii) shall occur, the Trustee shall, by notice in writing to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee shall thereupon make any Advance described in clause (vii) subject to Section 3.04. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.
Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article VIII. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Mortgage Loans.

          Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due prior to the notice terminating such Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.11(a)(i) through (viii), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

          SECTION 7.02.  Trustee to Act; Appointment of
                         Successor.------------------------------
                         ---------

          On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall, subject to and to the extent provided in Section 3.07, be the successor to the Master
Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to Section 4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer would have been entitled to charge to the Certificate Account or Distribution Account if the Master Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 7.01, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making
Advances pursuant to Section 4.01 or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency without regard to the Policy, in the case of the Class
A-8 Certificates, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor to the Master Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, which is willing to service the Mortgage Loans and which executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Section 6.03 incurred prior to termination of the Master Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; provided that each Rating Agency acknowledges that its
                --------
rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, without regard to the guaranty provided by the Policy, with respect to the Class A-8
Certificates, as a result of such assignment and delegation. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to
Section 3.07, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage
Loans as it and such successor shall agree; provided, however, that no
                                            --------  -------
such compensation shall be in excess of the Master Servicing Fee permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

          Any successor to the Master Servicer as master servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as master servicer, maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to
Section 6.05.

          SECTION 7.03.  Notification to Certificateholders.
                         ----------------------------------

          (a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

          (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificate-holders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

          SECTION 8.01.  Duties of the Trustee.
                         ---------------------

          The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided,
                                                                   --------
however that the Trustee shall not be responsible for the accuracy or content
- -------
of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
                                              --------  -------

               (i) unless an Event of Default known to the Trustee shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;


              (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts; and


             (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

          SECTION 8.02.  Certain Matters Affecting the Trustee.
                         -------------------------------------

          Except as otherwise provided in Section 8.01:

               (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

              (ii) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

             (iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

              (iv)  the Trustee shall not be bound to make any
investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

               (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys;


              (vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

             (vii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

            (viii) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof; and


              (ix) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

          SECTION 8.03.  Trustee Not Liable for Certificates or Mortgage
                         -----------------------------------------------
Loans.
- -----

          The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Seller, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Trustee's execution and countersignature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Master Servicer.

          SECTION 8.04.  Trustee May Own Certificates.
                         ----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.


          SECTION 8.05.  Trustee's Fees and Expenses.
                         ---------------------------

          The Trustee, as compensation for its activities hereunder, shall be entitled to withdraw from the Distribution Account on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates, or (c) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder and (ii) resulting from any error in any tax or information return prepared by the Master Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Master Servicer covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, Tax Matters Person or Paying Agent hereunder or for any other expenses.

          SECTION 8.06.  Eligibility Requirements for the Trustee.
                         ----------------------------------------

          The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least
$50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of the
Rating Agencies to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.  The entity serving as Trustee may have normal banking and trust relationships with the
Depositor and its affiliates or the Master Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Seller,
- --------  -------
the Depositor or the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

          SECTION 8.07.  Resignation and Removal of the Trustee.
                         --------------------------------------

          The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Master Servicer, each Rating Agency and Financial Security not less than 60 days before the date specified in such notice, when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in Section 8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor or the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which shall be delivered to the Trustee, one copy to the Master Servicer and one copy to the successor trustee.

          The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which shall be delivered by the successor Trustee to the Master
Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency and Financial Security by the successor trustee.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

          SECTION 8.08.  Successor Trustee.
                         -----------------

          Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

          No successor trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 and its appointment shall not adversely affect the then current rating of the Certificates.

          Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

          SECTION 8.09.  Merger or Consolidation of the Trustee.
                         --------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided
                                                              --------
that such corporation shall be eligible under the provisions of Section
8.06 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.


          SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee.
                         ---------------------------------------------

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificate-holders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this
Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificate-holders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) To the extent necessary to effectuate the purposes of this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;


              (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

             (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

              (iv)  The Master Servicer, and not the Trustee, shall be
liable   for  the  payment  of  reasonable  compensation,  reimbursement  and indemnification to any such separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 8.11.  Tax Matters.
                         -----------

          It is intended that the assets with respect to which the REMIC election pertaining to the Trust Fund is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of the REMIC and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return
(Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to the REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;
(c) make or cause to be made an election that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status; (h) pay, from the sources specified in the last paragraph of this Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on the REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; (j) maintain records relating to the REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent the REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the REMIC, and otherwise act on behalf of the REMIC in relation to any tax matter or controversy involving it.

          In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within ten (10) days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

          In the event that any tax is imposed on "prohibited transactions" of the REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMIC as defined in
Section 860G(c) of the Code, on any contribution to the REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any minimum tax imposed upon the REMIC pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Master Servicer or the Seller, in the case of any such minimum tax, if such tax arises out of or results from a breach by the Master Servicer or Seller of any of their obligations under this Agreement or (iii) the Seller, if any such tax arises out of or results from the Seller's obligation to repurchase a Mortgage Loan pursuant to Section 2.02 or 2.03 or (iv) in all other cases, or in the event that the Trustee, the Master Servicer or the Seller fails to honor its obligations under the preceding clauses (i), (ii) or
(iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.11(b).

          SECTION 8.12.  Periodic Filings.
                         ----------------

          Pursuant to written instructions from the Depositor, the Trustee shall prepare, execute and file all periodic reports required under the Securities Exchange Act of 1934 in conformity with the terms of the relief granted to the Depositor in CWMBS, Inc. (February 3, 1994), a copy of which has been supplied to the Trustee by the Issuer. In connection with the preparation and filing of such periodic reports, the Depositor and the Master Servicer shall timely provide to the Trustee all material information available to them which is required to be included in such reports and not known to them to be in the possession of the Trustee and such other information as the Trustee reasonably may request from either of them and otherwise reasonably shall cooperate with the Trustee. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

                                  ARTICLE IX

                                 TERMINATION


          SECTION 9.01.  Termination upon Liquidation or Purchase of all
                         -------------------------------
Mortgage Loans.

          Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase by the Master Servicer of all Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan plus one month's accrued interest thereon at the applicable Adjusted Mortgage Rate and
(ii) the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer at the expense of the Master Servicer and (y) the Stated Principal Balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Adjusted Mortgage Rate and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. No purchase pursuant to clause (a) above is permitted if it could result in a draw on the Policy unless Financial Security consents. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date. The right to purchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Pool Stated Principal Balance, at the time of any such repurchase, aggregating less than ten percent of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

          SECTION 9.02.  Final Distribution on the Certificates.
                         --------------------------------------

          If on any Determination Date, the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Master Servicer shall direct the Trustee promptly to send a final distribution notice to each Certificate-holder. If the Master Servicer elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders the Master Servicer shall notify the Depositor and the Trustee of the date the Master Servicer intends to terminate the Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

          Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 10th day of the month next preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Master Servicer will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

          In the event such notice is given, the Trustee shall cause all funds on deposit in the Rounding Account to be distributed to Donaldson, Lufkin & Jenrette Securities Corporation, the beneficial owner of the Rounding Account, at the addresses supplied by Donaldson, Lufkin & Jenrette Securities Corporation to the Trustee for such purpose, the Master Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Master Servicer the Mortgage Files for the Mortgage Loans.

          Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Financial Security and the Certificateholders of each Class, in each case on the final Distribution Date and in the order set forth in Section 4.02, (a) in the case of Financial Security, all amounts required to be distributed to it pursuant to Section 4.02 and (b) in the case of the Certificateholders, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, the Certificate Balance thereof plus (a) accrued interest thereon (or on their Notional Amount, if applicable) in the case of an interest-bearing Certificate, and (b) any Class PO Deferred Amounts in the case of the Class PO Certificates allocated to such Certificate and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause
(i) above.

          In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class A-R Certifi-cateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

          SECTION 9.03.  Additional Termination Requirements.
                         -----------------------------------

          (a) In the event the Master Servicer exercises its purchase option as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Master Servicer, to the effect that the failure to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on the REMIC as defined in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (1) Within 90 days prior to the final Distribution Date set forth in the notice given by the Master Servicer under Section 9.02, the Master Servicer shall prepare and the Trustee, at the expense of the "tax matters person", shall adopt a plan of complete liquidation within the meaning of Section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee, the Tax Matters Person or the Trust Fund), meets the requirements of a qualified liquidation; and

               (2) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Master Servicer for cash in accordance with Section 9.01.

          (b) The Trustee as agent for the REMIC hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Master Servicer, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Master Servicer.

          (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Master Servicer to prepare and the Trustee to adopt and sign a plan of complete liquidation.

                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS

          SECTION 10.01. Amendment.
                         ---------

          This Agreement may be amended from time to time by the
Depositor, the Master Servicer and the Trustee without the consent of any of the Certificateholders to cure any ambiguity, or to correct or supplement any provisions herein, or to make such other provisions with respect to matters or questions arising under this Agreement as shall not be inconsistent with any other provisions herein; provided that such
                                                  --------
action shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder or Financial Security; provided, however, that no such Opinion of Counsel shall
                    --------  -------
be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates, without regard to the guaranty provided by the Policy; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee, the Depositor and the Master Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to maintain the qualification of the Trust Fund as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates, provided that the Trustee has been
                     --------
provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

          This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates;
provided, however, that no such amendment shall (i) reduce in any manner
- --------  -------
the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate,
(ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66%, (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding or (iv) adversely affect in any material respect the rights and interest of Financial Security without its consent.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on the REMIC or the Certificateholders or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency and Financial Security.

          It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or
(B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 10.01.

          SECTION 10.02. Recordation of Agreement; Counterparts.
                         --------------------------------------

          This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at its expense, but only upon direction by the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 10.03. Governing Law.
                         -------------

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 10.04. Intention of Parties.
                         --------------------

          It is the express intent of the parties hereto that the conveyance (i) of the Mortgage Loans by the Seller to the Depositor and
(ii) of the Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller or Depositor, as the case may be, or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant (i) by the Seller to the Depositor or (ii) by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

          The Seller and the Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.


          SECTION 10.05. Notices.
                         -------

          (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency and Financial Security with respect to each of the following of which it has actual knowledge:

          1.  Any material change or amendment to this Agreement;

          2. The occurrence of any Event of Default that has not been cured;

          3. The resignation or termination of the Master Servicer or the Trustee and the appointment of any successor;

          4.  The repurchase or substitution of Mortgage Loans pursuant to


Section 2.03; and

          5.  The final payment to Certificateholders.

          In addition, the Trustee shall promptly furnish to each Rating Agency and Financial Security copies of the following:

          1.  Each report to Certificateholders described in Section 4.06;

          2.  Each annual statement as to compliance described in Section
3.16;

          3. Each annual independent public accountants' servicing report described in Section 3.17; and

          4.  Any notice of a purchase of a Mortgage Loan pursuant to
Section 2.02, 2.03 or 3.11.

          (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, CWMBS, Inc., 155 North Lake Avenue, Pasadena, California 91101, Attention: David A. Spector, (b) in the case of the Master Servicer, Independent National Mortgage Corporation, 35 North Lake Avenue, Pasadena, California 91101, Attention: Michael W. Perry or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, The Bank of New York, 101 Barclay Street, 12E, New York, New York 10286, Attention: Mortgage-Backed Securities Group Series 1996-I, or such other address as the Trustee may hereafter furnish to the Depositor or Master Servicer; (d) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency and (e) in the case of Financial Security, Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022,
Attention: Senior Vice President, Surveillance Dept., or such other address as Financial Security may hereafter furnish to the Depositor, the Master Servicer and the Trustee. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

          SECTION 10.06. Severability of Provisions.
                         --------------------------
          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 10.07. Assignment.
                         ----------

          Notwithstanding anything to the contrary contained herein, except as provided in Section 6.02, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and Depositor.

          SECTION 10.08. Limitation on Rights of Certificateholders.
                         ------------------------------------------

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 10.09. Inspection and Audit Rights.
                         ---------------------------

          The Master Servicer agrees that, on reasonable prior notice, it will permit and will cause each Subservicer to permit any representative of the Depositor or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section
10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer or the related Subservicer.

          SECTION 10.10. Certificates Nonassessable and Fully Paid.
                         -----------------------------------------

          It is the intention of the Depositor that Certificate-holders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.



                       *     *     *     *     *     *

          IN WITNESS WHEREOF, the Depositor, the Trustee, the Seller and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                         CWMBS, INC.
                           as Depositor


                         By:   /s/ David A. Spector
                              --------------------------------
                              Name:   David A. Spector
                              Title:  Vice President



                         THE BANK OF NEW YORK,
                           as Trustee


                         By:   /s/ Douglas M. Badaszewski
                              --------------------------------
                              Name:   Douglas M. Badaszewski
                              Title:  Assistant Vice President



                         INDEPENDENT NATIONAL MORTGAGE
                           CORPORATION,
                           as Seller and Master Servicer


                         By:   /s/ Shannon Smith
                              --------------------------------
                              Name:   Shannon Smith
                              Title:  First Vice President

                                  SCHEDULE I


                            Mortgage Loan Schedule
                      (Delivered at Closing to Trustee)

                                 SCHEDULE II


                                 CWMBS, Inc.
                      Mortgage Pass-Through Certificates
                                Series 1996-I


         Representations and Warranties of the Seller/Master Servicer
        ------------------------------------------------------------


          Independent National Mortgage Corporation ("INMC") hereby makes the representations and warranties set forth in this Schedule II to the Depositor and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule II shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among INMC, as seller and master servicer, CWMBS, Inc., as depositor, and The Bank of New York, as trustee.

               (1) INMC is duly organized as a Delaware corporation and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by INMC in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

               (2)  INMC has the full corporate power and authority to
sell and service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of INMC the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of INMC, enforceable against INMC in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (3)  The execution and delivery of the Pooling and
Servicing Agreement by INMC, the sale and servicing of the Mortgage Loans by INMC under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of INMC and will not (A) result in a material breach of any term or provision of the charter or by-laws of INMC or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which INMC is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to INMC of any court, regulatory body, adminis-trative agency or governmental body having jurisdiction over INMC; and INMC is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair INMC's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

               (4) Each Servicer is an approved servicer of conventional mortgage loans for FNMA or FHLMC or is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

               (5) No litigation is pending or, to the best of INMC's knowledge, threatened against INMC that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of INMC to sell or service the Mortgage
Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

               (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by INMC of, or compliance by INMC with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, INMC has obtained the same.

               (7)  INMC intends to treat the transfer of the Mortgage
Loans to the Depositor as a sale for all tax, accounting and regulatory purposes.
                                 SCHEDULE III


                                 CWMBS, Inc.
                      Mortgage Pass-Through Certificates
                                Series 1996-I


           Representations and Warranties as to the Mortgage Loans
          -------------------------------------------------------


          Independent National Mortgage Corporation ("INMC") hereby makes the representations and warranties set forth in this Schedule III to the Depositor and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule III shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among INMC, as seller and master servicer, CWMBS, Inc., as depositor, and The Bank of New York, as trustee.

               (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to each Mortgage Loan is true and correct in all material respects as of the Closing Date.

               (2) As of the Closing Date, all payments due with respect to each Mortgage Loan prior to the Cut-off Date have been made; and as of the Cut-off Date, no Mortgage Loan has been contractually delinquent for 30 or more days during the twelve months prior to the Cut-off Date.

               (3) No Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 95%.

               (4) With respect to any Mortgage Loan that is not a Cooperative Loan, each Mortgage is a valid and enforceable first lien on the Mortgaged Property subject only to (a) the lien of nondelinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origina-tion of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

               (5)  Immediately prior to the assignment of the Mortgage
Loans to the Depositor, the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

               (6) There is no delinquent tax or assessment lien against any Mortgaged Property.

               (7) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

               (8) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (12) below.

               (9) To the best of the Seller's knowledge, each Mortgaged Property is free of material damage, and is in good repair.

               (10) Each Mortgage Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

               (11) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if neces-sary, to protect the interests of the Certificateholders and which has been delivered to the Trustee); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

               (12) A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to FNMA or FHLMC and is in a form acceptable to FNMA or FHLMC, which policy insures the Seller and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien of the Mortgage subject to the exceptions set forth in paragraph (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

               (13) Each Mortgage Loan was originated (within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934) by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.

               (14) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

               (15) To the best of the Seller's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and the Mortgaged Property is lawfully occupied under applicable law.

               (16) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties.

               (17) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with.
All costs, fees and expenses incurred in making, or closing or recording the Mortgage Loans were paid.

               (18) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

               (19) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certif-icateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

               (20) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

               (21) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the related Mortgage Note.

               (22) The origination, underwriting and collection practices used by the Seller with respect to each Mortgage Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

               (23) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

               (24) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature.

               (25) Each Mortgage Loan contains a customary "due on sale" clause.

               (26) None of the Mortgage Loans provides for a prepayment penalty.

               (27) Except for eight Mortgage Loans representing 0.668% of the Cut-off Date Pool Principal Balance, each Mortgage Loan which had a Loan-to-Value Ratio at origination in excess of 80% is the subject of a Primary Insurance Policy that insures that portion of the original principal balance of the related Mortgage Loan at least equal to the product of the original principal balance thereof and a fraction, the numerator of which is the excess of the original principal balance of the related Mortgage Loan over 75% of the lesser of the appraised value and selling price of the related Mortgaged Property and the denominator of which is the original principal balance of the related Mortgage Loan, plus accrued interest thereon
and  related foreclosure expenses.   Each  such Primary  Insurance Policy
is issued by a Qualified Insurer acceptable to each of the Rating Agencies. All provisions of any such Primary Insurance Policy have been and are being complied with, any such policy is in full force and effect, and all premiums
due thereunder have been paid.   Any Mortgage subject  to any such Primary
Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith.
The Mortgage Rate for each Mortgage Loan is net of any such insurance premium.

               (28) At the Cut-off Date, the improvements upon each
Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improve-ments securing such Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. All such individual insurance policies and all flood policies referred to in item (29) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

               (29) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan,
(B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

               (30) To the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring.

               (31) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

               (32) Other than with respect to Mortgaged Property underlying a Cooperative Loan, each Mortgaged Property is improved by a one- to four-family residential dwelling including condominium units and dwelling units in PUDs, which, to the best of Seller's knowledge, does not include mobile homes and does not constitute other than real property under state law.

               (33) Each Mortgage Loan is being serviced by the Master Servicer or a Servicer as provided in Section 3.02 of the Pooling and Servicing Agreement.

               (34) There is no obligation on the part of the Seller or any other party under the terms of the Mortgage or related Mortgage Note to make payments in addition to those made by the Mortgagor.

               (35) Any future advances made prior to the Cut-off Date
have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Master Servicer to make future advances to the Mortgagor at the option of the Mortgagor.


               (36) There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed, but is not yet due and payable. Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation taxes and insurance payments, the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage.

               (37) Each Mortgage Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Prospectus Supplement.

               (38) Prior to the approval of the Mortgage Loan application, an appraisal of the related Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; such appraisal is in a form acceptable to FNMA or FHLMC.

               (39) None of the Mortgage Loans is a graduated payment mortgage loan or a growing equity mortgage loan; three of the Mortgage Loans are subject to buydown or similar arrangements.

               (40) Any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan.

               (41) All of the Mortgage Loans have a payment date on or before the Due Date in the month of the first Distribution Date.



               (42) The Mortgage Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

               (43) No more than 0.23% (by aggregate Stated Principal Balance) of the Mortgage Loans are Cooperative Loans.


               (44) Each Cooperative Loan is secured by a valid,
subsisting and enforceable perfected first lien and security interest in the related Mortgaged Property, subject only to (i) the rights of the Cooperative Corporation to collect Maintenance and assessments from the Mortgagor, (ii) the lien of the Blanket Mortgage, if any, on the Cooperative Property and of real property taxes, water and sewer charges, rents and assessments on the Cooperative Property not yet due and payable, and (iii) other matters to which like Cooperative Units are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement or the use, enjoyment, value or marketability of the Cooperative Unit. Each original UCC financing statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first priority lien and security interest in the Cooperative Shares and Proprietary Lease has been timely and properly made. Any security agreement, chattel mortgage or equivalent document related to the Cooperative Loan and delivered to the Sponsor or its designee establishes in the Seller a valid and subsisting perfected first lien on and security interest in the property described therein, and the
Seller has full right to sell and assign the same.

               (45) Each Cooperative Corporation qualifies as a
"cooperative housing corporation" as defined in Section 216 of the Code.

                                 SCHEDULE IV


                          Planned Balance Schedules

                               (Not applicable)

                                  EXHIBIT A

                         (FORM OF SENIOR CERTIFICATE)


(UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.)

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.               :

Cut-off  Date                 :

First Distribution Date       :



Initial Certificate Balance
of this Certificate
("Denomination")              :    $

Initial Certificate Balances
of all Certificates
of this Class                 :    $

CUSIP                         :


                                 CWMBS, INC.
              Mortgage Pass-Through Certificates, Series 199_-_
                               Class (________)

     evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                          CWMBS, Inc., as Depositor


     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that                                  is the registered
                         --------------------------------
owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Independent National Mortgage Corporation, as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                          *            *           *


     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  ____________, 19__

                                 THE BANK OF NEW YORK,
                                 as Trustee



                                 By ______________________

Countersigned:

By ___________________________
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee

                                  EXHIBIT B

                      (FORM OF SUBORDINATED CERTIFICATE)


(UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.)

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN
CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

(THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSE OF APPLYING
THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES UNDER
THE CODE TO THIS CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS
    , 199  .  THE INITIAL PER ANNUM RATE OF INTEREST ON THIS CERTIFICATE IS
     %. - ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF
PREPAYMENT OF     % PER ANNUM (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE
HAS BEEN ISSUED WITH $            OF OID PER $1,000 OF THE ORIGINAL PRINCIPAL
                      -----------
AMOUNT OF THIS CERTIFICATE; THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE
FOR PURPOSES OF COMPUTING THE ACCRUAL OF OID IS APPROXIMATELY           %
                                                              ----------
(COMPOUNDED MONTHLY); THE AMOUNT OF OID ALLOCABLE TO THE SHORT FIRST
ACCRUAL PERIOD IS $       PER $1,000 OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS
                   ------
CERTIFICATE COMPUTED USING THE MONTHLY YIELD AND DAILY COMPOUNDING DURING
THE SHORT ACCRUAL PERIOD.  NO REPRESENTATION IS MADE THAT THE MORTGAGE
LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE. THE ACTUAL YIELD TO MATURITY MAY DIFFER FROM THAT SET FORTH ABOVE, AND THE ACCRUAL OF OID WILL BE ADJUSTED, IN ACCORDANCE WITH SECTION 1272(a)(6) OF THE CODE, TO TAKE INTO ACCOUNT EVENTS WHICH HAVE OCCURRED DURING ANY ACCRUAL PERIOD. THE PREPAYMENT ASSUMPTION IS INTENDED TO BE
THE PREPAYMENT ASSUMPTION REFERRED TO IN SECTION 1272(a)(6)(B)(iii) OF THE
CODE.)

(THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A
TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS
OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.)

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS TO THE TRUSTEE THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF SUCH TRANSFEROR IS AN INSURANCE COMPANY, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN, OR DELIVERS TO THE TRUSTEE AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. (SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF A CERTIFICATE OF THIS CLASS AND BY A BENEFICIAL OWNER'S ACCEPTANCE OF ITS INTEREST IN A CERTIFICATE OF THIS CLASS.) NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.


Certificate No.               :

Cut-off Date                  :

First Distribution Date       :

Initial Certificate Balance
of this Certificate
("Denomination")              :    $

Initial Certificate Balances
of all Certificates
of this Class                 :    $


                                 CWMBS, INC.
              Mortgage Pass-Through Certificates, Series 199_-_
                                 Class (___)

     evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                          CWMBS, Inc., as Depositor


     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.



     This certifies that                                   is the registered
                         ---------------------------------
owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Independent
National Mortgage Corporation, as seller (in such capacity, the "Seller"), and as master servicer (in such capacity, the "Master Servicer"), and The Bank of New York, as trustee
(the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     (No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Seller, the Master Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.)

     No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation (letter) from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited
Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer. (Such representation shall be deemed to have been made to the Trustee by the Transferee's acceptance of a Certificate of this Class and by a beneficial owner's acceptance of its interest in a Certificate of this Class.)Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 19__

                                 THE BANK OF NEW YORK,
                                 as Trustee



                                 By ______________________

Countersigned:

By ___________________________
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee

                                  EXHIBIT C

                        (FORM OF RESIDUAL CERTIFICATE)


SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

(THIS CERTIFICATE REPRESENTS THE "TAX MATTERS PERSON RESIDUAL INTEREST" ISSUED UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF THE DUTIES OF THE SERVICER UNDER SUCH AGREEMENT.)

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.               :


Cut-off  Date                 :

Initial Certificate Balance
of this Certificate
("Denomination")              :    $

Initial Certificate Balances
of all Certificates of
this Class                    :    $

CUSIP                         :



                                 CWMBS, INC.
              Mortgage Pass-Through Certificates, Series 199_-_

     evidencing the distributions allocable to the Class A-R
Certificates with respect to a Trust Fund consisting primarily of a pool of conventional loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                          CWMBS, Inc., as Depositor


     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that                                  is the registered
                         --------------------------------
owner of the Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Independent National Mortgage Corporation, as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

     No transfer of a Class A-R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, or (ii) in the case of any such Class A-R Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Class A-R Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer. Notwithstanding anything else to the contrary herein, any purported transfer of a Class A-R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

     Each Holder of this Class A-R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement,
(iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class A-R Certificate must agree not to transfer an Ownership
Interest in this Class A-R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                             *         *        *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 19__

                                 THE BANK OF NEW YORK,
                                 as Trustee



                                   By ______________________

Countersigned:

By ___________________________
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee

                                  EXHIBIT D


                    (FORM OF NOTIONAL AMOUNT CERTIFICATE)


(SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").)

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

(THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSE OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES UNDER THE CODE TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS __________, 199_. THE INITIAL PER ANNUM RATE OF INTEREST ON THIS CERTIFICATE IS ____%. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT OF ____% PER ANNUM (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH $__________ OF OID ON THE INITIAL POOL STATED PRINCIPAL BALANCE; THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING THE ACCRUAL OF OID IS APPROXIMATELY ____% (COMPOUNDED MONTHLY); THE AMOUNT OF OID ALLOCABLE TO THE SHORT FIRST ACCRUAL PERIOD IS $__________ ON THE INITIAL POOL STATED PRINCIPAL BALANCE; AND THE METHOD USED TO CALCULATE THE ANNUAL YIELD TO MATURITY AND THE AMOUNT OF OID ALLOCABLE TO THE SHORT FIRST ACCRUAL PERIOD IS THE EXACT METHOD AS DEFINED IN PROPOSED TREASURY REGULATIONS. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE. THE ACTUAL YIELD TO MATURITY MAY DIFFER FROM THAT SET FORTH ABOVE, AND THE ACCRUAL OF OID WILL BE ADJUSTED, IN ACCORDANCE WITH SECTION 1272(a)(6) OF THE CODE, TO TAKE INTO ACCOUNT EVENTS WHICH HAVE OCCURRED DURING ANY ACCRUAL PERIOD. THE PREPAYMENT ASSUMPTION IS INTENDED TO BE THE PREPAYMENT ASSUMPTION REFERRED TO IN SECTION 1272(a)(6)(B)(iii) OF THE CODE.)


Certificate No. :

Cut-off Date :

First Distribution Date :

Initial Notional Amount
of this Certificate
("Denomination") :

Initial Notional Amount
of all Certificates
of this Class :

CUSIP :


                                 CWMBS, INC.
              Mortgage Pass-Through Certificates, Series 199_-_

     evidencing the distributions allocable to the Class X
Certificates with respect to a Trust Fund consisting primarily of a pool of conventional loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                          CWMBS, Inc., as Depositor


     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that is the registered owner of the Percentage
Interest evidenced by this Certificate specified above in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of Cut-off Date specified above (the "Agreement") among the Depositor, Independent National Mortgage Corporation, as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                             *         *        *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 19__

                                 THE BANK OF NEW YORK,
                                 as Trustee



                                   By ______________________

Countersigned:

By ___________________________
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee

                                  EXHIBIT E

                      (Form of Reverse of Certificates)


                                 CWMBS, INC.
                      Mortgage Pass-Through Certificates

     This Certificate is one of a duly authorized issue of Certificates designated as CWMBS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

     Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.


     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Master Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.


     On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Master Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

     Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                  ASSIGNMENT
                                 ----------


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                 --------------------------------

- ---------------------------------------------------------------

- ---------------------------------------------------------------

- ---------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
                                                                .
- ----------------------------------------------------------------

Dated:

                         ---------------------------------------
                         Signature by or on behalf of assignor







                          DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

                               --------------------------------------------
                                                    ,
- ----------------------------------------------------
                                                                ,
- ----------------------------------------------------------------
for the account of                                              ,
                   ---------------------------------------------
account number               , or, if mailed by check, to

               --------------
                                                       .  Applicable
statements should be mailed to

                               --------------------------------------------
                                            ,
- --------------------------------------------
                                                                .
- ----------------------------------------------------------------

     This information is provided by                            ,
                                     ---------------------------
the assignee named above, or                                    ,
                             -----------------------------------
as its agent.

                                  EXHIBIT F

                                  (RESERVED)


                                  EXHIBIT G

                   FORM OF INITIAL CERTIFICATION OF TRUSTEE

                                    (date)


(Depositor)

(Master Servicer)

(Seller)
_____________________
_____________________


          Re: Pooling and Servicing Agreement among CWMBS, Inc., as Depositor, Independent National Mortgage Corporation, as Seller and Master Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates,
               Series 199 -
               --------------------------------------------

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan listed in the attached schedule), it has received:

     (i) the original Mortgage Note, endorsed as provided in the following form: "Pay to the order of ________, without recourse"; and

    (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments); provided, however, that it has received no assignment with respect to any Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico.

     Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                         THE BANK OF NEW YORK,
                         as Trustee


                         By:
                            -----------------------------
                         Name:
                              ---------------------------
                         Title:
                               --------------------------

                                  EXHIBIT H


                    FORM OF FINAL CERTIFICATION OF TRUSTEE

                                    (date)


(Depositor)

(Master Servicer)

(Seller)
_____________________
_____________________


          Re: Pooling and Servicing Agreement among CWMBS, Inc., as Depositor, Independent National Mortgage Corporation, as Seller and Master Servicer, and The Bank of New York, as Trustee, Mortgage
               Pass-Through Certificates, Series 199 -
               -----------------------------------------------


Gentlemen:


     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

     (i)  The original Mortgage Note, endorsed in the form provided in
Section 2.01(c) of the Pooling and Servicing Agreement, with all intervening endorsements showing a complete chain of endorsement from the originator to the Seller.

    (ii)  The original recorded Mortgage.

   (iii) A duly executed assignment of the Mortgage in the form provided in Section 2.01(c) of the Pooling and Servicing Agreement; provided, however, that it has received no assignment with respect to any Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico, or, if the Depositor has certified or the Trustee otherwise knows that the related Mortgage has not been returned from the applicable recording office, a copy of the assignment of the Mortgage (excluding information to be provided by the recording office).


    (iv) The original or duplicate original recorded assignment or assignments of the Mortgage showing a complete chain of assignment from the originator to the Seller.

     (v) The original or duplicate original lender's title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

     Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii),
(iii), (iv), (vi) and (xi) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the Trustee has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                         THE BANK OF NEW YORK,
                         as Trustee


                         By :
                             ----------------------------
                         Name:
                              ---------------------------
                         Title:


                               --------------------------


                                  EXHIBIT I

                              TRANSFER AFFIDAVIT

                                 CWMBS, Inc.
                      Mortgage Pass-Through Certificates
                                Series 199_-_



STATE OF            )
                    ) ss.:
COUNTY OF           )


     The undersigned, being first duly sworn, deposes and says as follows:

     1.   The undersigned is an officer of                     , the
proposed
                                           --------------------
Transferee of an Ownership Interest in a Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Series, by and among CWMBS, Inc., as depositor (the "Depositor"), Independent National Mortgage Corporation, as seller and master servicer and The Bank of New York, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)


     5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representa-tions included herein shall render the Transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

     7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

     8.   The Transferee's taxpayer identification number is             .
                                                             ------------

     9.   The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).


    10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

   11. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of such a plan.

                          *           *           *
     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto
affixed, duly attested, this       day of                   , 19  .



                              ---------------------------------
                              Print Name of Transferee


                              By:
                                 ------------------------------
                                 Name:
                                 Title:

(Corporate Seal)



ATTEST:



- ---------------------------
(Assistant) Secretary

     Personally appeared before me the above-named              , known or
                                                   -------------
proved to me to be the same person who executed the foregoing instrument
and to be the                      of the Transferee, and acknowledged
that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this       day of          , 19  .
                                         -----        ---------    --




                                   ------------------------------
                                        NOTARY PUBLIC

                                   My Commission expires the ____ day of
_____________, 19__.

                                                                 EXHIBIT 1
                                                                 to EXHIBIT I

                             Certain Definitions
                            -------------------

     "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

     "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code
Section 860E(c)(1)) with respect to any Class A-R Certificate, (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(c), (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code
Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

     "Person": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

     "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.
                                                                 EXHIBIT 2
                                                                 to EXHIBIT I


                       Section 5.02(c) of the Agreement
                      --------------------------------



          (c) Each Person who has or who acquires any Ownership Interest in a Class A-R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class A-R Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

         (ii) No Ownership Interest in a Class A-R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class A-R Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

        (iii) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class A-R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class A-R Certificate and (C) not to Transfer its Ownership Interest in a Class A-R Certificate or to cause the Transfer of an Ownership Interest in a Class A-R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

         (iv)  Any attempted or purported Transfer of any Ownership
Interest in a Class A-R Certificate in violation of the provisions of this
Section 5.02(c) shall be absolutely null and void and shall vest no rights
in the  purported Transferee.   If  any purported  transferee shall  become a
Holder of a  Class A-R  Certificate in  violation of the  provisions of  this
Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class A-R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class A-R Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter.
The Trustee shall be entitled but not obligated to recover from any Holder of a Class A-R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such
Class A-R Certificate  at and after either such time.   Any such
payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

          (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class A-R Certificate to any Holder who is not a Permitted Transferee.



                                                                    EXHIBIT J


                        FORM OF TRANSFEROR CERTIFICATE


                                                            __________, 199__

CWMBS, Inc.
155 North Lake Avenue
Pasadena, CA  91101
Attention:  David A. Spector

The Bank of New York
101 Barclay Street, 12W
New York, NY  10286
Attention:  Mortgage-Backed
  Securities Group Series 199 -

          Re:  CWMBS, Inc. Mortgage Pass-Through Certificates, Series 199
- -
                                                               ------------
, Class
- ----------------------------------

Ladies and Gentlemen:

          In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class A-R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                   Very truly yours,

                                   ___________________________
                                   Print Name of Transferor

                                   By:
                                       --------------------------


                                          Authorized Officer


                                                                    EXHIBIT K


                  FORM OF INVESTMENT LETTER (NON-RULE 144A)

                                                            __________, 199__


CWMBS, Inc.
155 North Lake Avenue
Pasadena, CA  91101
Attention:  David A. Spector

The Bank of New York
101 Barclay Street, 12W
New York, NY  10286
Attention:  Mortgage-Backed
  Securities Group Series 199 -

     Re:  CWMBS, Inc. Mortgage Pass-Through Certificates,
          Series 199 - , Class
          -----------------------------------------------

Ladies and Gentlemen:

          In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue
Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement nor are we using the assets of any such plan or arrangement to effect such acquisition, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless
(1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.



                                   Very truly yours,

                                   ________________________
                                   Print Name of Transferee

                                   By:
                                       --------------------------
                                          Authorized Officer


                                                                    EXHIBIT L


                           FORM OF RULE 144A LETTER

                                                          ____________, 199__


CWMBS, Inc.
155 North Lake Avenue
Pasadena, CA  91101
Attention:  David A. Spector

The Bank of New York
101 Barclay Street, 12W
New York, NY  10286
Attention:  Mortgage-Backed
  Securities Group Series 199 -

     Re:  CWMBS, Inc. Mortgage Pass-Through Certificates,
          Series 199 - , Class
          -----------------------------------------------

Ladies and Gentlemen:

          In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue
Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such acquisition, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                                         ANNEX 1 TO EXHIBIT L
                                                       --------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
          --------------------------------------------------------

- --------------------

     /F1/ Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

         (For Transferees Other Than Registered Investment Companies)


          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

          2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer
owned and/or invested on a discretionary basis $            /F1/ in
                                                ------------
securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

          ___  Corporation, etc.  The Buyer is a corporation (other than a
               ----------------
bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

          ___  Bank.  The Buyer (a) is a national bank or banking
institution
               ----
organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
            ----------------------------------



          ___  Savings and Loan.  The Buyer (a) is a savings and loan
               ----------------
association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is
                                                   ------------------
attached hereto.
- ---------------

          ___  Broker-dealer.  The Buyer is a dealer registered pursuant to
               -------------
Section 15 of the Securities Exchange Act of 1934.

          ___  Insurance Company.  The Buyer is an insurance company whose
               -----------------
primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

          ___  State or Local Plan.  The Buyer is a plan established and
               -------------------
maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

          ___  ERISA Plan.  The Buyer is an employee benefit plan within the
               ----------
meaning of Title I of the Employee Retirement Income Security Act of 1974.

          ___  Investment Advisor.  The Buyer is an investment advisor
               ------------------
registered under the Investment Advisors Act of 1940.

          ___  Small Business Investment Company.  Buyer is a small
business
               ---------------------------------
investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

          ___  Business Development Company.  Buyer is a business
development
               ----------------------------
company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

          3.  The term "securities" as used herein does not include (i)
                        ----------                 ----------------
securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

          5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

          6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.



                                   ------------------------------
                                        Print Name of Buyer


                                   By:
                                      ---------------------------
                                      Name:
                                      Title:

                                   Date:
                                        -------------------------

                                                         ANNEX 2 TO EXHIBIT L
                                                       --------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
          --------------------------------------------------------

          (For Transferees That are Registered Investment Companies)


          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i)


the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

          ___  The Buyer owned $             in securities (other than the
                                ------------
excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
144A).

          ___  The Buyer is part of a Family of Investment Companies which
owned in the aggregate $          in securities (other than
                                       ---------
the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3.  The term "Family of Investment Companies" as used herein means
                        ------------------------------
two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).


          4.  The term "securities" as used herein does not include (i)
                        ----------
securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                   ------------------------------
                                   Print Name of Buyer or Adviser


                                   By:
                                      ---------------------------


                                      Name:
                                      Title:

                                   IF AN ADVISER:



                                   ------------------------------
                                        Print Name of Buyer


                                   Date:
                                        -------------------------

4                                 EXHIBIT M

                             REQUEST FOR RELEASE
                                (for Trustee)

                                 CWMBS, Inc.
                      Mortgage Pass-Through Certificates
                                Series 199_-_


Loan Information
- ----------------

     Name of Mortgagor:
                                   ------------------------------

     Servicer
     Loan No.:
                                   ------------------------------

Trustee
- -------

     Name:
                                   ------------------------------

     Address:
                                   ------------------------------


                                   ------------------------------

     Trustee
     Mortgage File No.:
                                   ------------------------------

     The undersigned Master Servicer hereby acknowledges that it has received from The Bank of New York, as Trustee for the Holders of Mortgage Pass-Through Certificates, of the above-referenced Series, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series among the Trustee, Independent National Mortgage Corporation, as Seller and Master Servicer and CWMBS, Inc., as Depositor.

( )  Mortgage Note dated             , 19  , in the original principal sum
                         ------------    --
of $          , made by                   . payable to, or endorsed to the
    ----------          ------------------
order of, the Trustee.



( )  Mortgage recorded on                   as instrument no.

                          -----------------
        in the County Recorder's Office of the County of
, State of                 in book/reel/docket                  of
official records at page/image                 .                  -----------
- --------------------           ----------------

( )  Deed of Trust recorded on                    as instrument no.

                               ------------------
          in the County Recorder's Office of the County of
, State of                 in book/reel/docket                 of official
                                               _______________
records at page/image                 .                    ------------------
- -------------         ----------------

( )  Assignment of Mortgage or Deed of Trust to the Trustee, recorded on

                                                                         --
               as instrument no.
- --------------                   ------------
     in the County Recorder's Office of the County of           , State of

                                                      ----------
                 in book/reel/docket                 of official records
at
- ----------------                     ---------------
page/image                .
           ---------------

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

     ( )
          ----------------------------------------------

     ( )
          ----------------------------------------------

     ( )
          ----------------------------------------------

     ( )
          ----------------------------------------------

     The undersigned Master Servicer hereby acknowledges and agrees as follows:

          (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                              INDEPENDENT NATIONAL MORTGAGE
                                CORPORATION

                                By
                                   ------------------------

                                Its
                                   ------------------------

Date:                  , 19
      -----------------    --

                                  EXHIBIT N

                       REQUEST FOR RELEASE OF DOCUMENTS

To:  The Bank of New York          Attn:  Mortgage Custody
                                             Services

Re: The Pooling & Servicing Agreement dated _______ among Independent National Mortgage Corporation as Master Servicer, Inc, CWMBS, Inc. and The Bank of New York as Trustee

Ladies and Gentlemen:

In connection with the administration of the Mortgage Loans held by you as Trustee for CWMBS, Inc., we request the release of the Mortgage Loan File for the Mortgage Loan(s) described below, for the reason indicated.

FT Account#:                   Pool #:

Mortgagor's Name, Address and Zip Code:
- --------------------------------------


Mortgage Loan Number:
- --------------------

Reason for Requesting Documents (check one)
- -------------------------------

_______1. Mortgage Loan paid in full (INMC hereby certifies that all amounts have been received.)

_______2. Mortgage Loan Liquidated (INMC hereby certifies that all proceeds of foreclosure, insurance, or other liquidation have been finally received.)

_______3. Mortgage Loan in Foreclosure.

_______4. Other (explain): ____________________________________

If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as an additional documents in your possession relating to the above-specified Mortgage Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.



INDEPENDENT NATIONAL MORTGAGE           35 North Lake Ave.- MS 8-13
  CORPORATION                           Pasadena, CA  91101

By:________________________
Name:______________________
Title:____________________
Date:______________________

TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGEMENT OF RECEIPT

By:________________________
Name:______________________
Title:____________________
Date:______________________


                                 EXHIBIT 99.2
                                 ------------



                                                           FINANCIAL GUARANTY
                                                             INSURANCE POLICY


Trust: As described in Endorsement No. 1                 Policy No.:  50488-N
Certificates: $32,500,000 Original Principal Amount,
                                                   Date of Issuance:  7/26/96
             CWMBS, Inc., Mortgage Pass-Through Certificates,
             Series 1996-I, Class A-8

     FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

     For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

     Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

     Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

     Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Certificate as indicated on the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. "Trustee", "Guaranteed Distributions" and "Term of this Policy" shall have the meanings set forth in Endorsement No. 1 hereto.

     This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This Policy may not be canceled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN
ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

     In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.


                                   FINANCIAL SECURITY ASSURANCE INC.



                                   By    /s/ Russell Brewer
                                      ------------------------------------
                                        AUTHORIZED OFFICER


                             ENDORSEMENT NO. 1 TO
                     FINANCIAL GUARANTY INSURANCE POLICY


FINANCIAL SECURITY ASSURANCE INC.

TRUST:    Established pursuant to the Pooling and Servicing Agreement dated as of July 1, 1996 among CWMBS, Inc., as Depositor, Independent National Mortgage Corporation, as Master Servicer, and The Bank of New York, as Trustee.

POLICY NO.:    50488-N

CERTIFICATES: $32,500,000 Original Principal Amount, CWMBS, Inc., Mortgage Pass-Through Certificates, Series 1996-I, Class A-8

DATE OF ISSUANCE:   July 26, 1996

     1.   Definitions.  For all purposes of this Policy, the terms
          -----------
specified below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Pooling and Servicing Agreement unless the context shall otherwise require.

     "Business Day" means any day other than (i) a Saturday or a Sunday,
      ------------
or (ii) a day on which banking institutions in the City of New York, New York, or the State of California or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

     "Guaranteed Distributions" has the meaning assigned to it in the
      ------------------------
Pooling and Servicing Agreement, in accordance with the original terms of the Class A-8 Certificates without regard to any amendment or modification of the Securities or the Pooling and Servicing Agreement except amendments or modifications to which FSA has given its prior written consent.
Guaranteed Distributions shall not include, nor shall coverage be provided under this Policy in respect of, any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Guaranteed Distribution to a Holder.

     "Policy" means this Financial Guaranty Insurance Policy and includes
      ------
each endorsement thereto.

     "Pooling and Servicing Agreement" means the Pooling and Servicing
      -------------------------------
Agreement dated as of July 1, 1996 among CWMBS, Inc., Independent National Mortgage Corporation and The Bank of New York.

     "Receipt" and "Received" mean actual delivery to Financial Security
      -------       --------
and to the Fiscal Agency (as defined below), if any, at or prior to 5:00 p.m., New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 5:00 p.m., New York City time, shall be deemed to be Received on the next succeeding Business Day. If any notice or certificate given hereunder by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Trustee and the Trustee may submit an amended notice.

     "Term of This Policy" means the period from and including the Date of
      -------------------
Issuance to and including the date on which (i) the Class Certificate Balance of Class A-8 is zero, (ii) any period during which any payment on the Class A-8 Certificates could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and non-appealable order in resolution of each such proceeding has been entered.


     "Trustee" means The Bank of New York in its capacity as Trustee under
      -------
the Pooling and Servicing Agreement and any successor in such capacity.

     2.   Notices and Conditions to Payment in Respect of Guaranteed
          ----------------------------------------------------------
Distributions.  Following Receipt by Financial Security of a notice and
- -------------
certificate from the Trustee in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Guaranteed Distributions out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the second Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder in respect of Guaranteed Distributions will be disbursed by wire transfer of immediately available funds to the Policy Payments Account established pursuant to the Pooling and Servicing Agreement or, if no such Policy Payments Account has been established, to the Trustee.

     Financial Security shall be entitled to pay any amount hereunder in respect of Guaranteed Distributions, whether or not any notice and certificate shall have been Received by Financial Security as provided above. Financial Security's obligations hereunder in respect of Guaranteed Distributions shall be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Trustee.

     3.   Notices and Conditions to Payment in Respect of Guaranteed
          ----------------------------------------------------------
Distributions Avoided as Preference Payments.  If any Guaranteed Distribution
- --------------------------------------------
is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by Financial Security from the Trustee of (A) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that the relevant Class A-8 Certificateholder is required to return principal or interest distributed with respect to the Class A-8 Certificate during the Term of this Policy because such distributions were avoidable as preference payments under applicable bankruptcy law (the "Order"), (B) a certificate of the relevant Class A-8 Certificateholder that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the relevant Class A-8 Certificateholder, in such form as is reasonably required by Financial Security and provided to the relevant Class A-8 Certificateholder by Financial Security, irrevocably assigning to Financial Security all rights and claims of the relevant Class A-8 Certificateholder relating to or arising under the Class A-8 Certificate against the debtor which made such preference payment or otherwise with respect to such preference payment or
(ii) the date of Receipt by Financial Security from the Trustee of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have received written notice from the Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trustee or any Class A-8 Certificateholder directly (unless a Class A-8 Certificateholder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Trustee for distribution to such Class A-8 Certificateholder upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to Section 4.04(f) of the Pooling and Servicing Agreement.

     4.   Governing Law.  This Policy shall be governed by and construed
          -------------
in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     5.   Fiscal Agent.  At any time during the Term of this Policy,
          ------------
Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Trustee at the notice address specified in the Pooling and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Trustee, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

     6.   Waiver of Defenses.  To the fullest extent permitted by
          ------------------
applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial
Security to avoid payment of its obligations under this Policy in accordance with the Express Provisions of this Policy.

     7.   Notices.  All notices to be given hereunder shall be in writing
          -------
(except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

                    Financial Security Assurance Inc.
                    350 Park Avenue
                    New York, NY  10022
                    Attention:     Senior Vice President
                              - Surveillance Department
                    Telecopy No.: (212) 339-3518
                    Confirmation: (212) 826-0100

Financial Security may specify a different address or addresses by writing mailed or delivered to the Trustee.

     8.   Priorities.  In the event any term or provision of the face of
          ----------
this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

     9.   Exclusions From Insurance Guaranty Funds.  This Policy is not
          ----------------------------------------
covered by the Property/Casualty Insurance Security Fund specified in
Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

     10.  Surrender of Policy.  The Holder shall surrender this Policy to
          -------------------
Financial Security for cancellation upon expiration of the Term of this Policy.

     IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

                              FINANCIAL SECURITY ASSURANCE INC.



                              By:    /s/ Russell Brewer
                                  ----------------------------------------
                                   Authorized Officer


                                                                    Exhibit A
                                                             To Endorsement 1


                       NOTICE OF CLAIM AND CERTIFICATE
                      -------------------------------


Financial Security Assurance Inc.
350 Park Avenue
New York, NY  10022



     The undersigned, a duly authorized officer of The Bank of New York (the "Trustee"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 50488-N dated July 26, 1996 (the "Policy") issued by Financial Security in respect of the CWMBS, Inc., Mortgage Pass-Through Certificates, Series 1996-I that:

          (i) The Trustee is the Trustee under the Pooling and Servicing Agreement for the Holders.

          (ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Certificate Account and available for distribution to the Holders of the Class A-8 Certificates (the "Certificates") pursuant to the Pooling and Servicing Agreement will be $___________ (the "Shortfall") less than the Guaranteed Distributions with respect to the Distribution Date.

          (iii) The Trustee is making a claim under the Policy for the Shortfall to be applied to distributions of principal or interest or both with respect to the Certificates.

          (iv) The Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trustee; and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be surrendered for such payment, shall stamp on each such Certificate the legend "$(insert applicable amount) paid by Financial Security and the balance hereof has been cancelled and reissued" and then shall deliver such Certificate to Financial Security.

          (v) The Trustee, on behalf of the Class A-8 Certificateholders, hereby assigns to Financial Security the rights of the Class A-8 Certificateholders with respect to the Trust Fund to the extent of any payments under the Policy, including, without limitation, any amounts due to the Class A-8 Certificateholders in respect of securities law violations arising from the offer and sale of the Trust Fund. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (v).

          (vi) The Trustee, on its behalf and on behalf of the Class A-8 Certificateholders, hereby appoints Financial Security as agent and attorney-in-fact for the Trustee and each such Class A-8 Certificateholder in any legal proceeding with respect to the Trust Fund. The Trustee hereby agrees that Financial Security may at any time during the continuation of any proceeding by or against the Issuer under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment with respect to the Trust Fund (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of Financial Security but subject to reimbursement as provided in the Letter Agreement and (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Trustee hereby agrees that Financial Security shall be subrogated to, and the Trustee on its behalf and on behalf of each Class A-8 Certificateholder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Class A-8 Certificateholder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

          (vii) Payment should be made by wire transfer directed to the Policy Payments Account.

     Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.
     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Claim and Certificate as of the _________ day of ___________________________, __________.

                                        THE BANK OF NEW YORK



                                        By:
                                             -----------------------------
                                        Title:
                                                  ------------------------



- --------------------------------------------------------------------------

For Financial Security or Fiscal Agent Use Only

Wire transfer sent ____________________ by
_______________________________________

Confirmation Number
________________________________________________________